UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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ATI Inc.

(Name of Registrant as Specified In Its Charter)

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ATI

Proven to perform **anywhere.**

2026 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
anywhere.
Proven to perform
2026 proxy statement

Who we are.
ATI is a global producer of high performance materials and solutions for the aerospace and defense markets, with emerging opportunities for specialty energy.
Built on the strong foundation of our legacy companies, we are a global market-driven powerhouse: advanced, innovative, highly sophisticated and quality driven.
When you need materials to go further and faster, in the most extreme conditions, ATI is Proven to Perform.
Core Markets
DEFENSE
Our materials power and protect the
armed services in the air, sea and on
the ground, and help to push the
limits of space.
AEROSPACE
You can’t fly without ATI — our
materials are on virtually every
commercial aircraft flying
today — engines and air frames.
SPECIALTY ENERGY
Our alloys fuel electrical energy in
nuclear reactors, renewables, and
land-based turbines. Our oil and gas
materials fight heat and corrosion
deep in the sea.

ATI 2026 Proxy Statement	1

ATI Inc. 2021 McKinney Avenue Dallas, TX 75201

Dear Stockholders

I am pleased to invite you to attend ATI’s 2026 Annual Meeting of Stockholders.

As I approach two years as ATI’s President and CEO, I am confident in ATI’s direction and the progress we are making. Over the past several years, we have sharpened our strategic focus, strengthened our financial profile and positioned ATI to deliver sustained long-term value.

In 2025, ATI delivered $4.6 billion in revenue—our highest level in 14 years. We have transformed tremendously over that time. Today, we are a fundamentally different and significantly more profitable business. Most importantly, through disciplined execution, we have exceeded profit and cash flow expectations, improved operational reliability, and strengthened customer relationships, gaining share in our highest value markets. These results reflect a clear strategy and a team committed to execution and accountability.

Our evolution into a focused aerospace and defense leader continues to gain momentum. Aerospace and defense represented 68% of full-year sales in 2025, surpassing our prior 65% target. We participate in every major commercial airframe and engine program and continue to expand our presence across critical defense platforms. Demand for mission-critical materials remains robust, and our differentiated capabilities position ATI as a strategic supplier across long-cycle programs and next-generation technologies.

To meet demand responsibly, we are maintaining a return-focused approach to capital allocation. Beginning in 2024, we expanded titanium melt capacity, supported by customer commitments. We are now advancing disciplined growth plans in highly differentiated nickel melt capacity. Each investment is evaluated through a rigorous return framework designed to enhance competitive advantage while preserving balance sheet strength and financial flexibility.

Beyond aerospace and defense, we are selectively pursuing opportunities in other high-value markets where ATI’s capabilities create clear differentiation. Nuclear and specialty energy markets represent promising areas for growth. While a smaller portion of our portfolio today, this business is scaling quickly as demand for AI-driven infrastructure accelerates. Our capabilities in zirconium, hafnium and other specialty alloys position ATI as a trusted and technically advantaged supplier in these applications.

Across all of our growing markets, one thing is clear: our customers value the execution, quality and reliability we deliver. Our commitment is to deliver mission-critical materials safely, consistently and efficiently, while continuously improving how we operate.

We are equally committed to disciplined shareholder stewardship. In 2025, while continuing to invest in high-return growth initiatives, we repurchased $470 million of our outstanding shares. Our capital allocation strategy balances reinvestment for growth with prudent returns to stockholders and continued financial strength.

ATI’s stock performance over the past several years reflects sustained operational progress across multiple performance cycles. As illustrated in this Proxy Statement, we are outpacing markets and peers in driving standout returns over time. A $100 investment in ATI at the outset of 2022 is worth over $900 as of the record date for the Annual Meeting and has grown by more than 160% just since the beginning of 2025.

Our team, guided by our culture and core values, is committed to continued success. With each goal met, they strive to set the bar higher. We do what we say we’re going to do, when we say we’re going to do it, in the right way. These values permeate our culture, driving shareholder value creation, a commitment to investor outreach, robust corporate governance and my commitment to developing and supporting our team.

At the conclusion of the Annual Meeting, I will assume the role of Board Chair. I appreciate Bob Wetherbee’s service during his tenure and his role in supporting ATI’s strategic repositioning. We will continue building on that progress with disciplined execution and a clear focus on long-term value creation. On behalf of the ATI team, thank you for your trust and support of ATI.

Sincerely, Kimberly A. Fields President and CEO; Chair-Elect March 24, 2026

2	ATI 2026 Proxy Statement

Notice of Annual Meeting

of Stockholders

Annual Meeting Information
DATE & TIME: Thursday, May 14, 2026 11:30 a.m. Central Time
VIRTUAL MEETING SITE: www.meetnow.global/MSSZRJ5
RECORD DATE: March 16, 2026

Agenda

1.	Elect three directors;

2.	Approve, by advisory vote, the
compensation of our named
executive officers; and

3.	Ratify the selection of Ernst &
Young LLP as our independent
auditors for 2026.

Your vote is important

Please vote as soon as possible.

You can help us reduce expenses and obtain a quorum to conduct business at the Annual Meeting by voting your shares in advance by telephone or internet.

How to vote

Via the internet Visit the website listed on our proxy card

By mail Sign, date and return your proxy card in the enclosed envelope

By telephone Call the telephone number on your proxy card

During the Virtual Meeting Attend the Annual Meeting which is being presented virtually via webcast and vote online during the meeting

Admission to the Meeting

You are entitled to participate, vote and submit questions at ATI Inc.’s virtual 2026 Annual Meeting if you were a stockholder of record as of the close of business on March 16, 2026 or you hold a legal proxy for the meeting provided by your bank, broker or nominee.

Stockholders of Record. You will be able to participate, vote electronically and submit questions during the live webcast of the 2026 Annual Meeting without advance registration. To access the live webcast of the meeting, you will need the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

Beneficial Owners. If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker, or nominee, you must register in advance to participate in, vote electronically at, or submit questions during the live webcast of the 2026 Annual Meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Please forward a copy of the legal proxy, along with your email address, to Computershare Trust Company, N.A. (“Computershare”) by email at legalproxy@computershare.com no later than 4:00 p.m. Central Time, on Monday, May 11, 2026. You will receive confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners that are unable to register in advance may still attend the 2026 Annual Meeting by visiting www.meetnow.global/MSSZRJ5 as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, you may submit questions in advance of the meeting by emailing your question, along with proof of ownership, to investors@ATlmaterials.com.

Our Proxy Statement and 2025 Annual Report are available for review by stockholders of record at envisionreports.com/ATI and by beneficial owners at edocumentreview.com/ATI. For further information about ATI, please visit our website at atimaterials.com. This Proxy Statement is first being provided to our stockholders on or about March 24, 2026.

On behalf of the Board of Directors:

Amanda J. Skov

Corporate Secretary

March 24, 2026

Important notice regarding the availability of proxy materials for the ATI Annual Meeting of Stockholders to be held on Thursday, May 14, 2026.

As permitted under applicable Securities and Exchange Commission (“SEC”) rules, we are mailing our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement, proxy card and 2025 Annual Report are available for review at: envisionreports.com/ATI.

ATI 2026 Proxy Statement	3

4	ATI 2026 Proxy Statement

Proxy Statement Summary

This summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider. For more complete information regarding our business and its recent financial performance, you should review our Annual Report on Form 10-K for the fiscal year ended December 28, 2025, including the sections titled “Forward Looking Statements” and “Risk Factors”, which describe the risks and uncertainties related to any forward-looking statements included in this Proxy Statement.

ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME: Thursday, May 14, 2026 11:30 a.m. Central Time	VIRTUAL MEETING SITE: www.meetnow.global/MSSZRJ5

RECORD DATE AND VOTING:

March 16, 2026

ATI stockholders as of the record date are entitled to vote on the matters presented at the meeting. Each share of ATI common stock is entitled to one vote for each director nominee and one vote on each other matter presented.

MEETING AGENDA

Proposal	Board’s voting recommendation	Page reference

1. Election of three directors	FOR EACH NOMINEE	11

2. Advisory vote to approve the compensation of our named executive officers	FOR	38

3. Ratification of Ernst & Young LLP as our independent auditors for 2026	FOR	78

Proxy Statement Summary	ATI 2026 Proxy Statement	5

ABOUT ATI

ATI is a global producer of high-performance materials and solutions for the global aerospace and defense markets, with emerging opportunities for specialty energy. We’re solving the world’s most difficult challenges through materials science. We partner with our customers to deliver extraordinary materials that enable their greatest achievements: their products fly higher and faster, burn hotter, dive deeper, stand stronger and last longer. Our proprietary process technologies, unique customer partnerships, and commitment to innovation deliver materials and solutions for today and the evermore challenging environments of tomorrow.

2025 PERFORMANCE

We believe that the strategic and operational milestones we have achieved in recent years, and the targets we continue to pursue, are driving shareholder value creation and positioning our business for success in 2026 and beyond. The following charts illustrate ATI’s relative total shareholder return (“TSR”) compared to the S&P 500 in 2025 and since the beginning of 2023:

WHAT’S NEW

During 2025:

◆

Kimberly A. Fields, ATI’s President and Chief Executive Officer, was appointed to succeed Robert S. Wetherbee as Board Chair

◆

Two new independent directors with deep aerospace experience, Elizabeth H. Lund and Jean Lydon-Rodgers, joined our Board

◆

Leroy M. Ball was appointed to succeed J. Brett Harvey as Lead Independent Director

◆

James Robert Foster was appointed to succeed Donald P. Newman as Chief Financial Officer, effective January 1, 2026

◆

Aerospace and defense accounted for 68% of full-year sales

◆

We returned $470 million to stockholders through our share repurchase program and saw our stock price more than double

6	ATI 2026 Proxy Statement	Proxy Statement Summary

PROPOSAL 1: ELECTION OF OUR DIRECTOR NOMINEES

At the Annual Meeting, Class III directors Kimberly A. Fields, Elizabeth H. Lund and David J. Morehouse each will stand for re-election to a three-year term. J. Brett Harvey and Robert S. Wetherbee will retire from our Board effective at the conclusion of the Annual Meeting.

ATI has a diverse, highly credentialed and highly experienced Board. Our directors, with their variety of tenure, qualifications, backgrounds, skills and experience contribute to a Board that is well-rounded and well-positioned to effectively oversee our business and promote the interests of our stakeholders.

				Committees*

Name	Age	Independent	Principal occupation	Audit & Risk	CLDC	Nom Gov	Other public boards	Director since
Kimberly A. Fields	56		ATI President and Chief Executive Officer; Board Chair-elect				0	2024
Elizabeth H. Lund	61		Retired executive at The Boeing Company	∎			0	2025
David J. Morehouse	65		Senior Advisor to the President at the Pittsburgh Steelers and retired President and Chief Executive Officer at the Pittsburgh Penguins			∎	0	2015
Leroy M. Ball, Jr.	57		Board Chair and Chief Executive Officer of Koppers Holdings Inc.	∎		∎	1	2019
Herbert J. Carlisle	70		Retired President and Chief Executive Officer of the National Defense Industrial Association and United States Air Force four-star general	∎	∎		0	2018
Carolyn Corvi	74		Retired executive at The Boeing Company		∎	∎	1	2012
David P. Hess	70		Retired Chief Executive Officer of Arconic Corporation and executive at United Technologies Corporation		∎	∎	2	2019
Marianne Kah	72		Retired executive at ConocoPhillips	∎	∎		0	2019
Jean Lydon-Rodgers	62		Retired GE Aviation Services executive	∎			0	2025
Ruby Sharma	59		Retired Partner at Ernst & Young LLP	∎			2	2023

Audit Committee Finacial Expert	∎ Chair	∎ Member

* CLDC = Compensation and Leadership Development Nom Gov = Nominating and Corporate Governance

Proxy Statement Summary	ATI 2026 Proxy Statement	7

Highly Engaged Board Oversees Risk and Guides the Strategic Direction of Our Company

The ATI Board:

◆	actively oversees long-term strategic planning and capital allocation decisions

◆	regularly assesses and oversees management and mitigation of known and emergent risks to our business

◆	engages in thoughtful Board and senior management succession planning

◆	conducts annual self-assessment and adheres to robust stock ownership guidelines and a mandatory retirement age.

BOARD & GOVERNANCE HIGHLIGHTS*

10 Continuing directors

9 are independent

6 are women

7 leaders in aerospace, defense or energy

2 Audit Committee Financial Experts

96% meeting attendance

Director Tenure

1-5 years
4
2
11 years+
4.8 years
Average tenure
4
6-10 years

Board Refreshment

+4 directors added

-4 directors retired

over the last five years

Two additional Directors will retire concurrently with our 2026 Annual Meeting.

Standing Committees

- Audit and Risk
- Compensation and Leadership Development
- Nominating and Corporate Governance

Governance Best Practices

- Lead Independent Director
- Regular executive sessions of our independent directors
- Majority resignation policy for uncontested elections
- Proxy access
- Limits on future severance arrangements
- Rigorous Board risk and strategy oversight

*Excludes Brett Harvey and Robert Wetherbee, both of whom will retire from the Board at the conclusion of the Annual Meeting.

8	ATI 2026 Proxy Statement	Proxy Statement Summary

Continuing Director Skills and Experience Matrix

Experience/ Skill	%	Representation on current Board

Cybersecurity	30%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Finance/Accounting-focused Role	30%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Labor Relations	30%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Environmental/ Safety	40%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

M&A/Activism	50%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Investor Relations	50%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Corporate Responsibility/ESG	50%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Talent Development	50%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Marketing/Communications	60%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Technology/lnnovation/R&D	60%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Sitting/Past CEO	60%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Public Company Governance	60%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Enterprise Risk Management	70%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Industry Knowledge	70%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Government Relations	70%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Other Public Company Board(s)	70%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Other Sr. Exec. (e.g. CFO, COO)	80%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Manufacturing/Ops/Logistics/Sales	80%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

International	100%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Financial Literacy	100%	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Proxy Statement Summary	ATI 2026 Proxy Statement	9

PROPOSAL 2: APPROVAL OF OUR EXECUTIVE OFFICER COMPENSATION

At the Annual Meeting, our stockholders will be asked to approve the compensation of our named executive officers (our “NEOs”) on a non-binding advisory basis. ATI’s executive compensation program is designed to support our long-term strategic vision and to align with our pay-for-performance philosophy. Our Compensation and Leadership Development Committee believes our executive compensation program should:

◆	pay competitively by setting target compensation in line with peers and others with which ATI competes for talent;

◆	retain executives who are essential to driving ATI’s strategies and future growth;

◆	support ATI’s business strategy by tying incentive compensation to specific performance goals and strategic objectives; and

◆	align with stockholder interests by putting substantial portions of compensation at risk.

We believe that our compensation program is easy to understand, performance-driven and appropriately aligned with stockholders’ interests. Our program:

PLACES SIGNIFICANT EMPHASIS ON FINANCIAL RESULTS	ALIGNS WITH OUR BUSINESS STRATEGIES AND PERFORMANCE	REFLECTS COMPETITIVE MARKET DATA AND PRACTICES

◆  Executive officer short-term cash incentive awards are 90% contingent on ATI’s financial performance.

◆  For 2025, 70% of each executive officer’s regular annual equity award was contingent on our relative total shareholder return

◆  Long-term equity incentive awards incorporate 3-year and 4-year equity performance-based incentives that align with our strategies.

◆  Executive officer equity awards are heavily weighted in favor of performance stock units.

◆ Executive officer compensation levels are benchmarked/reviewed annually ◆ Equity incentive awards use double-trigger change in control vesting ◆ We maintain robust stock ownership guidelines

As the following charts illustrate, significant portion of the target compensation of our CEO and each of our other NEOs is subject to the achievement of rigorous performance goals and is therefore “at risk.”

2025 Target Pay Mix

Reflecting this clear commitment to paying for performance, our executive compensation programs garner strong stockholder support. Our Say on Pay proposals were overwhelmingly approved by more than 98% of the shares voted at our 2023, 2024 and 2025 Annual Meetings.

10	ATI 2026 Proxy Statement	Proxy Statement Summary

PROPOSAL 3: AUDITOR RATIFICATION

At the Annual Meeting, our stockholders will be asked to ratify the appointment of Ernst & Young LLP as our independent auditor for 2026. Our Audit and Risk Committee actively monitors our independent audit firm’s work and relationships to confirm their ongoing independence and to limit their services to audit and audit-related matters.

Proposal 1: Election of Directors Director Terms	ATI 2026 Proxy Statement	11

Proposal 1: Election of Directors

Our Board of Directors has nominated Kimberly A. Fields, Elizabeth H. Lund and David J. Morehouse for re-election to the Board as Class III directors for three-year terms expiring in 2029.

Plurality Voting: Directors are elected by a plurality of the votes cast. This means that the three nominees for election to the Board who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

Director Resignation Policy: While directors are elected by a plurality of the votes cast, our Bylaws require that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” such election, that nominee must tender a resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any such tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality of votes have been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you do not grant authority to vote with respect to the election of any one or more of the nominees, your shares will not be voted with respect to the applicable nominees. If you indicated you wish to WITHHOLD your vote for a particular nominee, your shares will be counted for purposes of determining whether there is a quorum and against that director nominee for purposes of our director resignation policy.

If a nominee becomes unable or unwilling to serve, the individuals designated as proxies will vote for a Board-designated substitute nominee, or the Board may reduce the number of directors. The Company has no reason to believe that any of the nominees for election will be unable or unwilling to serve.

DIRECTOR TERMS

Our directors are divided into three classes, and the directors in each class generally serve for three-year terms unless they retire or are unable to serve due to death or disability. The term of one class of directors expires each year at our annual meeting of stockholders. The Board may fill a current or anticipated vacancy by electing a new director to the same class as the director being replaced or by reassigning a director from another class. The Board also may create a new director position in any class and elect a director to hold the newly created position.

Mandatory Retirement Policy: Our Corporate Governance Guidelines mandate that ATI directors retire from the Board no later than the conclusion of the first Annual Meeting of Stockholders that occurs after their 75th birthday. If a director will reach the age of 75 during his or her next upcoming term, the Nominating and Governance Committee takes that fact into account in determining whether to recommend nomination of the director for re-election.

OUR DIRECTOR NOMINATION PROCESS

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board.

The Nominating and Governance Committee considers director candidates identified by external search firms engaged by the Committee, sitting directors, senior management and stockholders, among other sources. The Committee will evaluate stockholder-recommended candidates on the same basis as candidates identified through other sources. Stockholder recommendations should be sent to ATI’s Corporate Secretary, who will forward the information to the Nominating and Governance Committee.

The Board has, at times, engaged an external search firm to facilitate nationwide candidate searches as part of its refreshment efforts. The Committee believes that a wide-ranging and robust search is the best way to identify those candidates who most closely meet the experience, skill and other criteria established by the Committee as necessary or desirable additions to the Board. Elizabeth Lund and Jean Lydon-Rodgers joined our Board following a national search facilitated by an external search firm.

We allow a stockholder or group of up to 20 stockholders owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors then in office or two nominees, whichever is greater, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

12	ATI 2026 Proxy Statement	Proposal 1: Election of Directors Our Director Nomination Process

DIRECTOR RECRUITMENT PROCESS

Candidate Recommendations:

From Board members, management, stockholders and search firms.

Nominating and Governance Committee Review/Candidate Interviews:

- The Committee and senior management review the qualifications and expertise of each proposed candidate.
- The Committee conducts interviews with candidates who possess the necessary skills, experience, diversity of background and perspective, and independence to enhance Board composition.

Committee Evaluation and Recommendation:

Based on an extensive and iterative process, the Committee recommends prospective candidates to the Board.

Board of Directors Review and Decision:

- The Board interviews recommended candidates and reviews and discusses their respective qualifications and overall suitability to our Board.
- A candidate who our sitting directors determine will prove an asset to the Board may be nominated for election at our next Annual Meeting or appointed mid-year by the Board to fill a vacancy.

Stockholder Vote:

Our stockholders vote on director nominees at our Annual Meeting.

Criteria for Director Nominees

Our Board engages, as appropriate, in refreshment efforts that focus on the significant characteristics and skill sets it considers most relevant to its continued effective and efficient oversight of our business and the risks that ATI faces.

In evaluating the needs of the Board, the Nominating and Governance Committee considers the qualifications and past contributions to the Board of sitting directors and consults with our Board Chair, Chief Executive Officer, and other members of the Board (including as part of the Board’s annual self-evaluation) and executive management. Director candidates generally are selected on the basis of the following criteria:

◆	business or professional experience;

◆	recognized achievement in their respective fields;

◆	high standards of integrity, judgment and independence;
◆	ability to devote sufficient time to the affairs of ATI;

◆	ability to represent the interests of all stockholders; and

◆	the skills and experience they add to the Board’s overall competencies.

Board Diversity is one of many criteria considered by the Board when evaluating candidates. A key factor in identifying director nominees is our interest in building a cognitively diverse board representing a wide breadth of experience and perspectives. Our Board’s diversity of expertise and experience positions it well to effectively oversee our business in the context of the complex and rapidly evolving markets and geopolitical climate in which ATI operates. Additionally, ATI has long been recognized for the consistently strong representation of women on our Board.

Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors	ATI 2026 Proxy Statement	13

OUR 2026 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

We introduce our 2026 nominees and continuing directors below. All of our directors bring a wealth of executive leadership, board service and other experience to our Board.

Our Board determined that each of the three director nominees meets our criteria for directors and that Ms. Lund and Mr. Morehouse qualify as independent directors under applicable rules and regulations. Mr. Wetherbee, who currently serves as Executive Chair and is a Class II Director, and Mr. Harvey, who is currently serves as our Lead Independent Director and is a Class III Director, will retire from our Board at the conclusion of the Annual Meeting.

Nominees – Class III – Term to Expire at the 2029 Annual Meeting

Kimberly A. Fields
Director since 2024 Age 56; Board Chair effective May 14, 2026

Ms. Fields became ATI’s President and Chief Executive Officer on July 1, 2024, and has been appointed Board Chair effective at the conclusion of the Annual Meeting. She became President and Chief Operating Officer in June 2023, having served as Executive Vice President and Chief Operating Officer from January 2022 to June 2023, as Executive Vice President, AA&S and HPMC throughout 2021, and as Executive Vice President, Advanced Alloys & Solutions from April 2019 to December 2020. She joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass.

Skills and Qualifications

Ms. Fields’s qualifications include her extensive senior leadership experience, operational and industry-specific knowledge, and strategic planning expertise.

Past Directorships:

◆

Silgan Holdings, Inc.

14	ATI 2026 Proxy Statement	Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors

Elizabeth H. Lund
Director since 2025 Age 61

Ms. Lund retired from The Boeing Company in March 2025 following a 34-year career, having most recently served as Senior Vice President of Quality for Boeing Commercial Airplanes and as Chair of Boeing’s Enterprise Quality Operations Council. From 2021 to 2024, she was Senior Vice President, Airplane Programs, with responsibility for production and delivery across all commercial aircraft, and from 2019 to 2021, served as Vice President and General Manager, Supply Chain. overseeing 3,000 suppliers in 41 countries. Earlier in her career, Ms. Lund held numerous executive leadership positions in engineering, program management, manufacturing and supplier management across Boeing’s Commercial Airplanes business. At Boeing, she drove major turnarounds and implemented enterprise-wide safety and quality reforms with the Federal Aviation Administration. Ms. Lund received the Women in Aerospace Outstanding Achievement Award in 2015.	Board Committees: ◆ Audit and Risk Skills and Qualifications: Ms. Lund’s qualifications include her extensive senior leadership experience and operational and aerospace industry-specific knowledge.

David J. Morehouse
Director since 2015 Age 65

Mr. Morehouse was appointed Senior Advisor to the President of the Pittsburgh Steelers in August 2022, following his retirement from his prior role as Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team. He served as President of the Pittsburgh Penguins from 2007 to 2010 and as Chief Executive Officer from 2010 to April 2022. Mr. Morehouse joined the Pittsburgh Penguins in 2004 as a consultant for special projects, including the construction of the team’s current arena. He holds a master’s degree from Harvard’s John F. Kennedy School of Government and has extensive government relations experience, having previously worked in the Clinton administration, at the Pentagon, and on four presidential campaigns.

Board Committees:

◆

Nominating and Governance

Skills and Qualifications:

Mr. Morehouse’s qualifications include his leadership, strategic planning and development, operations, branding and marketing, and extensive government relations experience.

Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors	ATI 2026 Proxy Statement	15

Continuing Directors – Class I – Term to Expire at the 2027 Annual Meeting

Herbert J. Carlisle
Director since 2018 Age 70

General Carlisle served as President and Chief Executive Officer of the National Defense Industrial Association (NDIA) from March 2017 to April 2022, following a 39-year career in the United States Air Force, from which he retired as a four-star general. His last Air Force assignment was as Commander, Air Company Command at Langley Air Force Base in Virginia. Prior to that, he was the Commander of the Pacific Air Forces, the air component Commander for the U.S. Pacific Command, and served as executive director of Pacific Air Combat Operations staff, Joint Base Harbor in Hawaii, following various operational and staff assignments throughout the Air Force, including as chief of air operations, U.S. Central Command Forward in Riyadh, Saudi Arabia. During that time, General Carlisle participated in Operation Restore Hope in Somalia. He also served as deputy director and, later, as director of legislative liaison at the Office of the Secretary of the Air Force.

Board Committees:

◆

Audit and Risk

◆

Compensation and Leadership Development

Skills and Qualifications:

General Carlisle’s qualifications include his executive leadership experience as a senior military official, his legislative and government experience, and his experience and knowledge in the aerospace and defense fields.

Current Directorships:

◆

Elbit Systems of America

◆

The Entwistle Company

◆

Crew Training International

David P. Hess
Director since 2019 Age 70

Mr. Hess has 40 years of experience in the aerospace industry, including 38 at United Technologies Corporation, where he served as Executive Vice President and Chief Customer Officer for UTC Aerospace from January 2016 until his retirement in January 2017. From 2009 to 2014 he was President of Pratt & Whitney, a subsidiary of UTC, responsible for the company’s global operations in the design, manufacture and service of engines for commercial and military aircraft. Most recently, Mr. Hess served as a board member for Arconic Corporation from March 2017 to May 2019, and as Arconic’s Chief Executive Officer from April 2017 to January 2018. Mr. Hess was a 10-year member of the Aerospace Industries Association Board of Governors Executive Committee and is a fellow of the Royal Aeronautical Society.

Board Committees:

◆

Nominating and Governance

◆

Compensation and Leadership Development

Skills and Qualifications:

Mr. Hess’s qualifications include his extensive aerospace background and executive leadership experience, including as a former Chief Executive Officer.

Current Directorships:

◆

Woodward, Inc.

◆

Southwest Airlines Co.

Past Directorships:

◆

Arconic Corporation

16	ATI 2026 Proxy Statement	Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors

Marianne Kah
Director since 2019 Age 72

Ms. Kah is a global energy and raw materials markets expert with extensive experience in board-level strategic planning and risk analysis. She served as Chief Economist for ConocoPhillips, an oil and gas exploration and production company, for more than 20 years until her retirement in 2017, developing market outlooks, risk assessments and scenario plans that drove corporate strategy. She currently serves as an adjunct senior research scholar and Advisory Board member of Columbia University’s Center on Global Energy Policy. In 2021, she received certification by Ceres and University of California Berkeley School of Law in “ESG: Navigating the Board’s Role,” and in 2024 received certification in Cybersecurity Oversight from the Software Engineering Institute at Carnegie Mellon University and the National Association of Corporate Directors. She is Past President of the U.S. Association for Energy Economics and previously co-led the Energy Roundtable for the National Association for Business Economics.

Board Committees:

◆

Audit and Risk

◆

Compensation and Leadership Development

Skills and Qualifications:

Ms. Kah’s qualifications include her energy markets experience and expertise, her leadership skills and past role as a senior leader of a global public company, and her extensive strategic planning background.

Past Directorships:

◆

PGS ASA

Ruby Sharma
Director since 2023 Age 59

Ms. Sharma was Managing Partner of RNB Strategic Advisors, a strategic advisory firm, from September 2018 to August 2022. She previously served as a Partner at Ernst & Young LLP from 2002 until her retirement in December 2017. Prior to that, Ms. Sharma was Senior Manager of Forensic and Litigation Services at Arthur Anderson. She previously served as a board trustee for the National Ascend Organization and as a member of the Asia Society Business Council.

Board Committees:

◆

Audit and Risk (Chair)

Skills and Qualifications:

◆

Ms. Sharma’s qualifications include her experience in senior leadership positions and her financial and public company accounting expertise.

◆

Audit Committee Financial Expert

Current Directorships:

◆

SoundThinking, Inc.

◆

S&C Electric Company

◆

Southwest Gas Holdings, Inc.

Past Directorships:

◆

Bowflex, Inc.

◆

Aspira Women’s Health

◆

Penn Medicine Princeton Health

Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors	ATI 2026 Proxy Statement	17

Continuing Directors – Class II – Term to Expire at the 2028 Annual Meeting

Leroy M. Ball, Jr.
Director since 2019; Lead Independent Director, effective May 14, 2026 Age 57

Mr. Ball has been the Board Chair and Chief Executive Officer of Koppers Holdings Inc., a leading integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, since May 2025, having served as its Chief Executive Officer from January 2024 to May 2025 and as President and Chief Executive Officer from January 2015 through December 2023. Prior to that, he held other executive leadership roles at Koppers, serving as both Chief Operating Officer and Chief Financial Officer. Before joining Koppers, Mr. Ball served as the Senior Vice President and Chief Financial Officer of Calgon Carbon, Inc., a provider of services, products and solutions for purifying water and air, from 2002 to 2010.

Board Committees:

◆

Audit and Risk

◆

Nominating and Governance (Chair)

Skills and Qualifications:

◆

Mr. Ball’s qualifications include his experience in senior leadership positions, including his current role as a sitting CEO, and his operational, financial, and public company accounting expertise.

◆

Audit Committee Financial Expert

Current Directorships:

◆

Koppers Holdings Inc.

◆

Koppers, Inc. (a subsidiary of Koppers Holdings Inc.)

Carolyn Corvi
Director since 2012 Age 74

Ms. Corvi led a 34-year career with The Boeing Company. She most recently served as Vice President, General Manager of Airplane Programs, Boeing Commercial Airplanes, a position she held from 2005 until her retirement in 2008.

Board Committees:

◆

Compensation and Leadership Development (Chair)

◆

Nominating and Governance

Skills and Qualifications:

Ms. Corvi’s qualifications include her extensive senior leadership experience in the aerospace industry and her knowledge of and experience in manufacturing.

Current Directorships:

◆

Hyster-Yale Materials Handling, Inc.

Past Directorships:

◆

United Continental Holdings, Inc.

◆

Goodrich Corporation

◆

Continental Airlines, Inc.

18	ATI 2026 Proxy Statement	Proposal 1: Election of Directors Our 2026 Director Nominees and Continuing Directors

Jean Lydon-Rodgers
Director since 2025 Age 62

Ms. Lydon-Rodgers retired in 2021 following a 34-year career with GE Aviation, having most recently served as President and Chief Executive Officer of GE Aviation Services, the company’s global aftermarket services division, from 2016 until 2021. From 2009 to 2016, she was President and Chief Executive Officer of GE Aviation Military Systems, with responsibility for the development, production, and aftermarket support of 24,000 fixed-wing, helicopter and marine engines for the U.S. Department of Defense and international military customers. Earlier in her career, Ms. Lydon-Rodgers held a series of executive leadership positions with GE Aviation, including as Vice President of the F136 Engine Program at GE Aviation and President and Chair of the Board of the GE Rolls-Royce Fighter Engine Team, leading a joint venture between GE and Rolls-Royce responsible for the development of the Joint Strike Fighter F136 Propulsion System. Ms. Lydon-Rodgers has been recognized for her industry leadership, including through her service on the FAA/DOT Women in Aviation Advisory Board and as a recipient of the Distinguished Stateswoman of Aviation Award from the National Aeronautic Association in 2021.	Board Committees: ◆ Audit and Risk Skills and Qualifications Ms. Lydon-Rodgers’ qualifications include her extensive senior leadership and operational and aerospace industry-specific knowledge.

Proposal 1: Election Of Directors Director Skills and Experience	ATI 2026 Proxy Statement	19

Continuing Director Skills and Experience*

CEO EXPERIENCE gives our Board strong leadership and experience across a range of corporate governance, strategic planning, finance, operational, and management and succession planning matters.	∎	∎		∎	∎			∎	∎

INDUSTRY KNOWLEDGE provides valuable, in-depth knowledge of our industry and/or the end markets we serve, with a detailed understanding of our business challenges and opportunities.		∎	∎	∎	∎	∎	∎	∎

MANUFACTURING/OPERATIONAL experience gives our Board a practical understanding of the development and implementation of our business plan and the risks and opportunities that can impact our operations and strategies.	∎		∎	∎	∎		∎	∎	∎	∎

FINANCIAL LITERACY provides our Board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

TECHNOLOGY/INNOVATION/R&D experience brings important perspectives that support our development of innovative products and technologies and the Board’s risk oversight function.		∎	∎	∎	∎		∎	∎	∎

TALENT DEVELOPMENT experience enables directors to make important contributions to our efforts to engage in robust succession planning; attract, motivate and retain high-performing employees; and interact effectively with our workforce.				∎	∎		∎	∎	∎	∎

MARKETING/COMMUNICATIONS/INVESTOR RELATIONS experience helps guide our strategic efforts to develop new and existing markets and to communicate effectively with our stakeholders.	∎			∎	∎		∎	∎	∎	∎

GOVERNMENT RELATIONS experience gives directors a deep understanding of the regulatory environment in which we operate.		∎			∎	∎	∎	∎	∎	∎

M&A experience is relevant to our long-term strategic planning and assessment of strategic growth opportunities.	∎				∎			∎	∎	∎

INTERNATIONAL experience is relevant to the global nature of our business and contributes to our Board’s ability to assess business risks and opportunities in the context of rapidly evolving geopolitical conditions.	∎	∎	∎		∎	∎	∎	∎	∎	∎

ENTERPRISE RISK MANAGEMENT expertise adds depth and structure to the Board’s exercise of its risk oversight function.	∎				∎	∎	∎	∎	∎	∎

ENVIRONMENTAL/SAFETY experience enhances the Board’s risk oversight capabilities.					∎		∎		∎	∎

CYBERSECURITY experience is relevant to the global nature of our business and to our long-term strategic planning.					∎	∎				∎

CORPORATE GOVERNANCE/CORPORATE RESPONSIBILITY experience supports our emphasis on strong Board and management accountability, transparency, protection of stockholder interests, and long-term value creation.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

* Based on skills self-identified by each member of our Board.

20	ATI 2026 Proxy Statement	Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability

Our Corporate Governance

Our Board of Directors oversees management of our business for the long-term benefit of our stockholders and other stakeholders. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value.

We are committed to a strong self-governance program. Each year, we review our corporate governance and compensation policies and practices and engage with our stockholders. In our ongoing effort to consistently align our corporate governance with best practices, we consider suggestions from our stockholders, along with developments and evolving trends reflected in the standards established by proxy advisory firms and in the policies, practices and disclosures of other public companies.

OUR COMMITMENT TO INTEGRITY, CORPORATE GOVERNANCE AND SUSTAINABILITY

ATI is committed to conducting its business in an honest, ethical and lawful manner. We do the right things, the right way, every day.

We are on a relentless pursuit to protect the health and safety of our employees, the environment, and our communities. We support sustainable development and consistently work to improve our operations to the benefit of our stockholders, employees, customers and local communities.

We are committed to maintaining a collaborative workplace where employees are supported and respected, free of harassment abusive conduct and bullying, and where all employees can do their best work.

We value our reputation. We strive to create value for our stakeholders while operating as a good corporate citizen.

We are also committed to providing information in our financial reporting that is accurate, complete, objective, and auditable and reflects a true picture of our business. We have a robust system of internal controls.

We take these commitments seriously. Our management and our Board have instilled an enterprise culture that supports and honors the policies we undertake to further our commitments.

Corporate Governance Information on Our Website

The following governance documents are available on our website atimaterials.com, at “Investors – Corporate Governance”:

◆	Corporate Governance Guidelines

◆	ATI Code of Conduct

◆	Board Committee Charters

◆	Certificate of Incorporation and Bylaws

Paper copies can be obtained by writing to the Corporate Secretary, ATI Inc., 2021 McKinney Avenue, Dallas, TX 75201.

Additionally, our current Corporate Responsibility Report and TCFD Report are available at ATImaterials.com/aboutati/Pages/safety-sustainability. For more information, see page 36 of this Proxy Statement.

Our Corporate Governance ATI Corporate Governance at a Glance	ATI 2026 Proxy Statement	21

ATI CORPORATE GOVERNANCE AT A GLANCE

Presented below are some highlights of the ATI corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence

◆

Nine out of ten continuing directors are independent

◆

Independent directors meet in regularly scheduled executive sessions without management present.

◆

Stockholders can communicate with our independent directors through our Lead Independent Director.

Accountability to Stockholders

◆

Engagement with Stockholders. We actively reach out to our stockholders through our annual engagement program and communicate with them on important compensation, governance and sustainability Issues.

◆

Proxy Access. We allow a stockholder or group of up to 20 stockholders owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors then in office or two nominees, whichever is greater, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

◆

Majority Voting/Director Resignation Policy. Any nominee for director in an uncontested election who receives a greater number of votes “withheld” than votes “for” his or her election must promptly tender a resignation for the Board’s consideration.

Board Composition

◆

Our Board has a diverse mix of skills, experience and background. Six of our continuing directors are women and one is a person of color.

◆

Our Board regularly assesses its performance and can adjust the number of directors according to need or as the opportunity arises to enhance the overall mix of skills and experience represented on our Board.

◆

We have a mandatory retirement age of 75.

Independent Board Committees

◆

All of the Board’s standing committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

Self-Evaluations ◆ We have an annual self-evaluation process for the Board and for each standing committee of the Board.

Risk Oversight

◆

Our full Board is ultimately responsible for risk oversight and has designated committees to assist in the oversight of certain key risks.

◆

Our Board oversees management as it fulfills its responsibilities for assessing and mitigating risks and for taking appropriate risks.

Director and NEO Stock Ownership

◆

Each director is expected to own ATI common stock with a value equivalent to at least four times the amount of their annual cash retainer.

◆

Executives are expected to own a substantial amount of ATI common stock, including a threshold of six times base salary for the President and CEO.

Succession Planning

◆

The Board actively monitors our management succession plans and receives regular updates on employee recruitment, engagement, culture and retention matters. At least annually, the Board reviews senior management succession and development plans.

◆

The Board evaluates matters related to Board succession and the processes by which we identify additional directors with strong and diverse experience.

Ethics/Corporate Responsibility

◆

Our Corporate Governance Guidelines, Code of Conduct, Supplier Expectations and Supply Chain Policies, TCFD Report and annual Corporate Responsibility Report are all available on our website.

◆

Our Code of Conduct applies to all of our directors, officers and employees, and our active ethics and compliance program requires each of them to participate in training and make annual certifications.

◆

We expect each of our suppliers to comply with our Supplier Expectations and Supply Chain Policies, including policies with respect to business conduct and ethics, the sourcing of conflict minerals, and policies to combat bribery, corruption and human trafficking.

22	ATI 2026 Proxy Statement	Our Corporate Governance Our Board and its Role

OUR BOARD AND ITS ROLE

Our Board Leadership Structure

Our Board has the flexibility to determine whether it is in the best interests of ATI and its stockholders to separate or combine the roles of Board Chair and Chief Executive Officer at any given time. In making that determination, the Board assesses whether the roles should be separated or combined based on its evaluation of the existing composition of the Board and the circumstances at the time.

Ms. Fields joined our Board in February 2024 and became ATI’s President and Chief Executive Officer in July 2024, after serving in various executive leadership roles since 2019, including as President and Chief Operating Officer since June 2023. She has been appointed to succeed Mr. Wetherbee, our current Executive Chairman, as Board Chair, effective at the conclusion of the 2026 Annual Meeting, when Mr. Wetherbee will retire from our Board. Mr. Harvey has served as Lead Independent Director since 2021. Mr. Ball has been appointed to succeed Mr. Harvey as Lead Independent Director, effective at the conclusion of the 2026 Annual Meeting, when Mr. Harvey is retiring from our Board.

Why We Transitioned to a Combined Chair and CEO role

Our Board believes that combining the roles of Board Chair and Chief Executive Officer will promote unified leadership and direction for the Company and will facilitate the efficient implementation of our strategies to create shareholder value over the long term. Additionally, the Board believes that Ms. Fields, serving in both capacities, will effectively bridge communication between the Board and our management.

Our Board’s ability to maintain appropriate independent oversight of our business strategies and activities is enhanced by ATI’s existing strong governance structures and policies, such as:

◆	maintaining a Lead Independent Director with significant responsibilities;

◆	appointing only independent directors to the standing committees of the Board; and

◆	regularly scheduling executive sessions of the independent directors.

OUR LEAD INDEPENDENT DIRECTOR

Leroy M. Ball has been appointed to serve as our Lead Independent Director effective at the conclusion of the Annual Meeting, succeeding J. Brett Harvey who is retiring. The Lead Independent Director is the principal liaison between the independent directors and the senior management on Board-wide issues.

Role and Responsibilities:

◆

Preside, in the absence of the Chair, at Board meetings, including executive sessions of the independent directors;

◆

Call meetings of the independent directors as appropriate;

◆

Facilitate communication among independent directors between meetings, when appropriate;

◆

Advise the Chair and CEO regarding schedules, agendas and the quantity, quality and timeliness of information for the Board;

◆

Serve as a contact for stockholders wishing to communicate with the Board other than through the Chair, when appropriate;

◆

Communicate with other external constituencies, as needed;

◆

Advise and consult with the Chair and CEO on governance matters and Board performance; and

◆

Generally serve as a resource for the Chair and CEO.

Our Corporate Governance Our Board and its Role	ATI 2026 Proxy Statement	23

Independent Committees

Our Board has three standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; and Compensation and Leadership Development Committee. Each committee is composed entirely of independent directors, and each has a written charter that describes its responsibilities. These charters, which are reviewed annually and updated as needed, are available on the “Investors—Corporate Governance” pages of our website. For more information, see “The Role of Our Board” and “Board Committees” below.

The Role of Our Board

Our Board is elected by our stockholders to safeguard their interests through oversight of management and the good faith exercise of its members’ business judgment. At the same time, our Board believes that the long-term interests of ATI are advanced by recognizing the concerns of other constituencies, including employees, customers, suppliers and the communities in which we operate. Accordingly, while not involved in our day-to-day operations, our Board actively oversees matters of key importance to the overall conduct of our business, including our financial performance and expectations, development and implementation of our strategic plans, capital structure and allocation, matters impacting our corporate governance and culture, and the identification and mitigation of known and emergent enterprise risks and opportunities, including those pertaining to environmental, workforce and community safety and sustainability.

Key Oversight Responsibilities of the Board

Strategy

◆ The Board oversees and lends perspective to management’s development and execution of near, medium and longer-term strategy

◆ Strategic considerations are an integral part of every Board meeting and foundational to deliberations and decision-making processes of our Board and its committees

Leadership

◆ The Board oversees succession planning and talent development for senior executive positions

◆ The Board’s Compensation and Leadership Development Committee has primary responsibility for overseeing succession planning for the CEO position

Risk

◆ The Board oversees risk management

◆ The Board’s standing committees regularly meet, report to the full Board and play key roles, as defined in their respective charters, in the Board’s exercise of its oversight function

Strategy Oversight

Our directors oversee and, leveraging their broad array of backgrounds, experience and expertise, lend perspective and insight to, management’s development and execution of near, medium and longer-term strategy.

Leadership Development and Succession Oversight

With the support of the Compensation and Leadership Development Committee and its independent compensation consultants, our Board actively monitors our comprehensive senior leadership development and succession plans to support the team’s ongoing performance, resilience and diversity of background, skills and experience. Leadership development, engagement, retention and succession matters are regularly addressed during Board meetings throughout the year and during the Board’s annual strategy meeting. Additionally, the Board conducts an in-depth review of senior management development and succession plans at least annually.

24	ATI 2026 Proxy Statement	Our Corporate Governance Our Board and its Role

Risk Oversight

Understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote stakeholder interests. We view the consideration of enterprise risk — the specific financial, operational, business and strategic risks that the Company faces — as integral to our decision-making processes at both the Board and management level. We consistently seek to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow stockholder value as they arise. We implemented an Enterprise Risk Management program that serves as a key vehicle for informing our Board’s understanding of the most significant risks facing our business and the steps management is taking to mitigate those risks. The ERM further enables the Board to assess the effectiveness of our risk mitigation strategies on an ongoing basis and to identify emerging risks that may impact our business in the future.

This approach is intended to foster open dialogue and to assist our Board in understanding critical risks to our business and strategy, appropriately allocating oversight responsibility among its standing committees, and evaluating the operation of the Company’s enterprise risk management processes.

Our Corporate Governance Our Board and its Role	ATI 2026 Proxy Statement	25

Cybersecurity Risk Management and Oversight

Our Board is actively engaged in the oversight of our digital technology risk management and cybersecurity programs. As part of its regular oversight, the Audit and Risk Committee assists the Board in overseeing ATI’s digital technology and cybersecurity risks. Our Chief Digital and Information Officer leads development and execution of our digital technology strategy, as well as our efforts to address and mitigate digital technology risks. Our Chief Information Security Officer oversees our cybersecurity program. The Audit and Risk Committee receives quarterly reports from our Chief Digital and Information Officer on ATI’s cybersecurity risk profile, enterprise cybersecurity program, and other digital technology risks. For additional information, see page 16 of ATI’s 2025 Annual Report on Form 10-K for the fiscal year ended December 28, 2025, filed with the SEC.

Our digital technology risk and cybersecurity programs focus on key areas, including:

Governance

Senior management aligns procedures and guidelines to the broader business strategy. Policies are reviewed and updated regularly. New policies are developed and launched as appropriate to address new and emerging risks.

We leverage third-party subject matter experts across several areas in a manner that aligns with leading industry recommendations.

The Company’s Chief Digital and Information Officer reports to the Audit and Risk Committee quarterly.

Security Awareness / Training

All employees are asked to certify that they understand and adhere to our Code of Conduct, which emphasizes employee responsibility for information security and the protection of ATI digital systems and equipment from unauthorized use.

We provide annual cybersecurity training for all employees, as well as role-specific information security training.

Security awareness communications are distributed regularly to address new and emerging risks and other topics of immediate concern.

We sponsor a “Cyber Security Month” in October each year and conduct regular phishing exercises.

Technical Safeguards

We deploy measures to protect our operational technology environments, on-premises and cloud computing environments, network perimeter, and internal digital technology platforms.

Protection measures include:

◆

internal and external firewalls;

◆

network intrusion detection;

◆

penetration testing;

◆

vulnerability assessments;

◆

threat intelligence; and

◆

anti-malware and access controls.

Incident Response Plans

We maintain and update incident response plans that address the life cycle of a cyber incident. We routinely evaluate the effectiveness of such plans.

Incident response plans focus on:

◆

technical issues, including detection, response and recovery;

◆

incident reporting and escalation;

◆

external communication and legal compliance; and

◆

breach simulations and penetration testing through internal and external exercises.

Insurance	We maintain a cybersecurity risk policy.

26	ATI 2026 Proxy Statement	Our Corporate Governance Our Board and its Role

Corporate Responsibility Risk Oversight

Climate Change/ Environmental Sustainability	The Audit and Risk Committee is broadly responsible for assisting the Board in overseeing risks associated with climate change and other environmental compliance and sustainability matters. The Committee regularly discusses with management the Company’s significant risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management guidelines and policies.

Talent Development/ Social Responsibility	The Compensation and Leadership Development Committee assists the Board in its responsibility for oversight of executive compensation and management organization matters generally. It monitors and encourages the development of intellectual capital and oversees the Company’s talent development policies and procedures, including its workforce and professional development initiatives; the impact to the Company of current or anticipated political, legislative or regulatory trends or developments regarding human capital management; and management’s efforts to mitigate any resulting risks to the Company and its culture.

Governance	The Nominating and Governance Committee assists the Board in overseeing our corporate governance practices and profile, including, as appropriate, the legal standards, prevailing recommended practices, investor views, and potential benefits and risks associated with or impacting our governance practices and profile. It leads the Board’s director succession planning and recruitment efforts and makes recommendations to the Board concerning its committee structure, committee membership and committee leadership. The Nominating and Governance Committee also helps the Board establish and determine whether individual directors satisfy the pertinent qualifications for the Board’s various committees and to identify which responsibilities to delegate to its various committees.

Our Corporate Governance Our Board and its Role	ATI 2026 Proxy Statement	27

Board Committees

The Board has three standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; and Compensation and Leadership Development Committee. Each of these committees is composed entirely of independent directors.

Each committee has a written charter that describes its responsibilities, and each has the authority to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter.

Director(1)	Audit and Risk	Nominating and Governance	Compensation and Leadership Development

L. M. Ball	∎	CHAIR

H. J. Carlisle	∎		∎

C. Corvi		∎	CHAIR

J. B. Harvey		∎	∎

D. P. Hess		∎	∎

M. Kah	∎		∎

E. Lund	∎

J. Lydon-Rodgers	∎

D. J. Morehouse		∎

R. Sharma	CHAIR

Number of Meetings held in 2025	8	5	5

(1)

Mr. Wetherbee and Ms. Fields are not members of any of the Board’s standing committees. However, either may attend any committee meeting, except to the extent that a committee requests to meet without them.

28	ATI 2026 Proxy Statement	Our Corporate Governance Our Board and its Role

Audit and Risk Committee

Number of 2025 Meetings: 8

Chair:

Ruby Sharma

Members:

Leroy M. Ball, Jr.

Herbert J. Carlisle

Marianne Kah

Elizabeth H. Lund

Jean Lydon-Rodgers

Mr.Ball and Ms. Sharma each meet the SEC criteria for an “audit committee financial expert” and related NYSE requirements for accounting or related financial management expertise.

Role and Primary Responsibilities:

Assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and the performance of the Company’s internal audit function, as well as the Company’s major financial policies and actions, including with regard to the following items.

◆

Retention, compensation, evaluation and oversight of ATI’s independent auditors, including:

–

pre-approval of engagement fees and all audit and non-audit services to be performed by the independent auditors;

–

review and approval of the annual audit plan;

–

oversight of auditor independence and internal quality and control procedures; and

–

periodic review of the experience and qualifications of the independent auditors’ lead partner and evaluation of compliance with applicable partner rotation requirements.

◆

Oversight of the Company’s internal audit function, including staffing levels and the annual internal audit plan.

◆

The Company’s quarterly and annual financial statements and earnings releases and related SEC reports, including:

–

critical accounting policies and practices, new accounting pronouncements and related disclosures;

–

significant financial reporting issues and judgments and the treatment of complex or unusual transactions;

–

significant internal control matters, including recommendations as to the adequacy of the Company’s system of internal controls; and

–

critical audit matters and related disclosures.

◆

The Company’s various compliance programs.

◆

Generally, the identification, evaluation and mitigation, as appropriate, of significant risks to the Company and its business, operations and results, including without limitation risks associated with climate change and other environmental compliance and sustainability matters and cybersecurity risk.

◆

The review and approval of any related party transaction.

◆

The Company’s debt and equity structure, dividends, authorized capital stock, and credit agreements.

Both the independent auditors and the internal auditors have full access to and meet with the Committee on a routine basis without management being present. Additionally, the Audit and Risk Committee serves as named fiduciary of certain employee benefit plans maintained by the Company.

Nominating and Governance Committee

Number of 2025 Meetings: 5

Chair: Leroy M. Ball, Jr. Members: Carolyn Corvi J. Brett Harvey David P. Hess David J. Morehouse

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s corporate governance matters, including through recommendations regarding:

◆

The annual evaluation of the Board and its committees;

◆

The Board’s director succession planning and recruitment efforts;

◆

The Board’s committee structure, membership and leadership and appropriate delegations of authority to its various committees;

◆

Oversight of sustainability matters through the operation of its committees;

◆

Director nominees to the Board, including evaluation of new candidates and current directors who are being considered for re-election; and

◆

The Company’s director compensation program.

Our Corporate Governance Our Board and its Role	ATI 2026 Proxy Statement	29

Compensation and Leadership Development Committee

Number of 2025 Meetings: 5

Chair:

Carolyn Corvi

Members:

Herbert J. Carlisle

J. Brett Harvey

David P. Hess

Marianne Kah

Each member of the Compensation and Leadership Development Committee is a “non-employee director” of the Company as defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s executive compensation programs, including through recommendations regarding:

◆

CEO and other executive officer compensation, based on reviews, with outside compensation consultants and other advisors, of best practices, policies and practices at peer companies and other information and recommendations;

◆

Goals and objectives for CEO and other executive officer compensation, the CEO’s performance in light of those goals and objectives, and the CEO’s compensation level based on this evaluation;

◆

Non-CEO executive officer compensation;

◆

Incentive compensation plans and equity-based plans that require Board approval and administration of those plans;

◆

The development of the Company’s talent and culture, including as they relate to succession planning and professional development, retention and recruitment of key talent, cultivation of workplace respect and culture, prevention of workplace violence, and encouragement of employee engagement and wellness; and

◆

Current or anticipated political, legislative or regulatory trends or developments regarding human capital management, their impact on the Company’s labor and employment policies and practices, and management’s efforts to mitigate any resulting risks to the Company.

The Compensation and Leadership Development Committee has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Committee in the evaluation of CEO or other executive compensation. The Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors. Currently, the Committee has retained an independent compensation consultant, Meridian Compensation Partners, LLC, and utilizes external legal advisors.

Please see the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for more discussion about the Committee’s role in setting executive officer compensation.

30	ATI 2026 Proxy Statement	Our Corporate Governance Governance Policies and Practices

GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines designed to assist the Board in the exercise of its duties and responsibilities to the Company. The Guidelines, which are available on our website atimaterials.com, at “Investors – Corporate Governance,” reflect the Board’s commitment to monitoring the effectiveness of decision making at the Board and management levels, with a view to achieving ATI’s strategic objectives. The Guidelines are subject to modification by the Board at any time.

Board Independence

The Board does not consider Mr. Wetherbee, our Executive Chairman, or Ms. Fields, our President and Chief Executive Officer, to be independent. At its February 2026 meeting, the Board determined that the remaining directors are independent in accordance with NYSE listing standards, our own Board independence standards and applicable SEC rules. Our own Board independence standards are included within our Corporate Governance Guidelines.

Board Self-Assessment

Annually, our Lead Independent Director facilitates the Board’s own self-assessment process, the results of which help to inform Board-level discussions regarding Board and committee composition, Board succession planning and potential director candidates, corporate governance practices and other matters.

BOARD AND COMMITTEE SELF-ASSESSMENT PROCESS

1	**Evaluation Worksheets and Materials Distributed** Annually, Directors are provided with summary materials regarding matters addressed during the preceding year, as well as worksheets to guide their assessments of the Board's functioning and performance over the course of the year.
2	**One-on-One Discussions Held** The Lead Independent Director conducts candid, one-on-one discussions with each member of the Board to elicit his or her overall assessment of Board and committee performance, as well as more detailed feedback on a range of more specific Board-related issues outlined in the annual materials.
3	**Reporting** The Lead Independent Director reports the results of the evaluation process to the Nominating and Governance Committee and to the full Board.
4	**Feedback and Follow Up** Feedback arising out of the evaluation process informs future Board policies, practices and procedures, as well as matters such as succession planning and future Board and committee size and composition.

Director Attendance at Meetings

During 2025, our Board held six meetings, including a multi-day strategy meeting. In 2025, our current directors attended 96% of all Board meetings and meetings of Board committees of which they were members.

Our independent, non-management directors meet separately in regularly scheduled executive sessions without members of management, except to the extent that the non-management directors request the attendance of a member of management. Our Lead Independent Director presides over such meetings. We generally schedule a Board meeting in conjunction with our Annual Meeting of Stockholders, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2025, all directors attended our Annual Meeting.

Our Corporate Governance Governance Policies and Practices	ATI 2026 Proxy Statement	31

Code of Conduct

Our Code of Conduct applies to all directors, officers and employees, including our principal executive officer, our principal financial officer and our principal accounting officer and controller. We require all directors, officers and employees to adhere to our Code of Conduct in addressing legal and ethical issues encountered in their work.

Our Code of Conduct requires that our directors, officers and employees avoid conflicts of interest, comply with applicable laws, conduct business in an honest and ethical manner, and otherwise act with integrity and honesty in all of their actions by or on behalf of the Company. The Code includes provisions intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws, as well as other matters.

Only the Audit and Risk Committee of the Board can amend or grant waivers from the provisions of the Code of Conduct relating to the Company’s executive officers and directors, and any such amendments or waivers will be promptly posted on our website at ATImaterials.com. To date, no such amendments have been made or waivers granted.

Employee Training

All employees annually receive a copy of the Code of Conduct. Each year, we require all officers and managers to certify as to their understanding of and compliance with the Code of Conduct. In addition, all directors, officers and other employees are asked annually to complete an interactive online ethics course addressing the Code of Conduct. This online ethics training administered by a third party is part of ATI’s broader ethics and compliance program. In 2025, ATI’s online ethics and compliance courses addressed:

◆	ATI’s Code of Conduct;

◆	preventing fraud, waste and abuse;

◆	conflicts of interest;

◆	professional behavior and workplace respect; and

◆	speaking up and reporting concerns/ no retaliation.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and among employees is critical to the overarching goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth.

The ATI Speak Up Line provides for confidential, secure, and anonymous reporting and is available 24 hours a day. Additionally, our Chief Compliance Officer and ethics officers at our operating companies also provide confidential methods for employees to surface their concerns without fear of reprisal.

Related Party Transactions

The Board has adopted a written Statement of Policy with respect to Related Party Transactions. The Policy applies to transactions or arrangements between ATI and a related person (namely directors, executive officers, and their immediate family members, and 5% stockholders) with a direct or indirect material interest in the transaction, including transactions requiring disclosure under Item 404(a) of Regulation S-K.

Under the Policy, no related party transaction may occur unless it is approved or ratified by the Audit and Risk Committee or approved by the disinterested members of the Board. The Audit and Risk Committee is primarily responsible for approving and ratifying related party transactions, and in doing so, will consider all matters it deems appropriate, including the dollar value of the proposed transaction, the relative benefits to be obtained and obligations to be incurred by the Company, and whether the terms of the transaction are comparable to those available to third parties. In 2025, ATI did not enter into any related party transactions that would require disclosure in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Leadership Development Committee is an officer or employee of the Company. No member of the Committee has a current or prior relationship, and none of our executive officers have a relationship, to any other company that is required to be described under the SEC rules relating to disclosure of executive compensation.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act requires the Company’s directors and certain officers, as well as persons who beneficially own more than 10% of ATI’s outstanding shares of common stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC. Based solely on a review of the reports filed for fiscal year 2025 and related written representations, we believe that all Section 16(a) reports were filed on a timely basis, except for one Form 4 that, due to administrative error, was filed on March 21, 2025, for Michael B. Miller to report the withholding of shares in connection with an award vesting that occurred on March 3, 2025.

32	ATI 2026 Proxy Statement	Our Corporate Governance Investor Outreach and Stockholder Engagement

INVESTOR OUTREACH AND STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we engage in a structured communication program with certain investors, actively engaging with them throughout the year. We solicit their feedback on a variety of relevant matters, which may include corporate governance topics, our executive compensation program and sustainability initiatives, among other matters. Our goal is to be responsive to our stockholders and to appropriately understand and effectively address their concerns and observations.

Stockholder Engagement Cycle

Our Corporate Governance Director Compensation	ATI 2026 Proxy Statement	33

Process for Communicating With Directors

ATI stockholders or interested parties who want to communicate with the Board, the Executive Chairman or Lead Independent Director, or any individual director can write to:

Executive Chairman/Lead Director c/o Corporate Secretary ATI Inc. 2021 McKinney Avenue Dallas, TX 75201

Your letter or message should indicate whether you are an ATI stockholder.

Depending on the subject matter, the Executive Chairman or Lead Independent Director and/or Corporate Secretary will:

◆	forward the communication to the director or directors to whom it is addressed;

◆	attempt to handle the inquiry directly when, for example, it is a request for information about the Company or it is a stock-related matter; or

◆	not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

DIRECTOR COMPENSATION

Non-employee directors receive competitive, market-based compensation for their service that is designed to fairly compensate them for their Board responsibilities and align their interests with those of our stockholders. The Nominating and Governance Committee periodically evaluates our non-employee director compensation program compared to industry peers and best practices and uses an independent consultant, Meridian Compensation Partners, LLC, to provide market and comparison data and information on current developments in director compensation.

Elements of Director Compensation

Pay Component	2025 Compensation

Annual Retainer	$250,000 – $125,000 Cash – $125,000 Restricted Stock Value

Lead Independent Director Retainer	$40,000

Committee Chair Retainers	Audit and Risk $25,000 Compensation and Leadership Development $20,000 Nominating and Governance $15,000

Board service travel expenses are also paid by the Company

Director Stock Ownership Guidelines

The Board encourages directors to obtain a meaningful stock ownership interest in ATI. Under our stock ownership guidelines, each non-employee director is expected to own, within five years of his or her initial election to the Board, ATI common stock having an aggregate value at least equal to four times the amount of the annual cash retainer that we pay to our directors. Furthermore, directors are required to retain one-third of any awarded stock until compliance with the guidelines is achieved. Our directors may opt to receive all or a portion of their cash retainer in shares of ATI stock. Each of our directors complied with the guidelines as of December 31, 2025, or is on track to comply by the five-year anniversary of their initial election to the Board.

34	ATI 2026 Proxy Statement	Our Corporate Governance Our Approach to Corporate Responsibility

2025 Non-Employee Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation	Total ($)

L. M. Ball	150,000	124,953	–	274,953

H. J. Carlisle	125,000	124,953	–	249,953

C. Corvi	145,000	124,953	–	269,953

J. B. Harvey	0	304,945	–	304,945

D. P. Hess	0	264,930	–	264,930

M. Kah	125,000	124,953	–	249,953

E. Lund(4)	20,720	20,790	–	41,060

J. Lydon-Rodgers(4)	20,720	20,790	–	41,060

D. J. Morehouse	0	249,981	–	249,981

R. Sharma	125,000	124,953	–	249,953

Non-employee directors are not granted option awards or non-equity incentive plan awards, and do not have ATI pensions or non-qualified deferred compensation earnings.

(1)	Mr. Wetherbee and Ms. Fields do not receive any compensation for their service on the Board.

(2)

This column reflects annual retainer fees, including committee Chair fees. During 2025, our non-employee directors had the option to receive all or a specified portion of their annual retainer fees in restricted shares of our common stock. Messrs. Harvey, Hess and Morehouse each elected to receive ATI stock in lieu of the portion of the 2025 director compensation that they would otherwise have been paid in cash.

(3)

This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the restricted stock awards granted to directors under the Company’s Non-Employee Director Restricted Stock Program. Shares granted in 2025 vest on the first anniversary of the date of grant, or earlier upon retirement, death or change of control, and expense is recognized over the vesting period. The fair value of nonvested stock awards is measured based on the average of the high and low trading prices for a share of the Company’s stock price on the date of grant.

(4)	Represents a pro-rated award for each of Ms. Lund and Ms. Lydon-Rodgers, who both were appointed to the Board as of November 1, 2025.

OUR APPROACH TO CORPORATE RESPONSIBILITY

Our Core Values

At ATI, we recognize that long-term excellence and profitability require that we operate in ways that promote environmental and social sustainability, supported by appropriate governance structures and enterprise risk oversight practices. At the center of our commitment to excellence are our core values, which drive how we succeed:

Aligned with these core values, we are committed to ensuring the quality, diversity and sustainability of our workforce, enhancing the communities we impact, and protecting our people and our planet through our products and the way we operate. Under our short-term incentive program, the Compensation and Leadership Development Committee of our Board has expressly reserved the broad discretion to reduce or eliminate any annual

Our Corporate Governance Our Approach to Corporate Responsibility	ATI 2026 Proxy Statement	35

cash incentive award that may otherwise be payable to one or more participants, including our NEOs, if the Committee believes any facet of our financial or operational performance, especially in relation to workplace safety, the environmental impact of our business, or any other aspect of our annual performance with the potential to impact the sustainability of our business is substandard.

Environmental Stewardship

All ATI operations are committed to:

◆	Reducing their energy intensity through conservation efforts and energy efficiency;

◆	Reducing greenhouse gas emissions through operational efforts, energy conservation and procurement strategies;

◆	Reducing water withdrawal through conservation, reuse, and equipment modification; and

◆

Increasing the amount of recycled materials we use to eliminate waste in all phases of our manufacturing processes. Approximately 81% of the raw materials that ATI used in 2024 to manufacture specialty metals started from recycled materials.

Solving the World’s Climate Challenges

ATI’s innovative and exacting products and processes are helping to solve the world’s climate challenges by supporting the transition to a lower-carbon economy. Customers rely on ATI for materials with enhanced corrosion and/or heat resistance, strength and other properties for a wide array of applications that promote greenhouse gas reduction and environmental sustainability, including alloys and components that:

Goals for Reducing Our Environmental Impact

We established the following 2030 goals related to reductions in GHG emissions and water intake, as well as targets for increases in our already extensive use of recycled materials, in each case compared to our 2018 baseline.

36	ATI 2026 Proxy Statement	Our Corporate Governance Our Approach to Corporate Responsibility

Talent and Culture

We believe that our people and culture are competitive differentiators. Our long tradition of innovation and operational excellence demands the contributions of leaders and team members with a wide array of characteristics, experience, knowledge and skills. We attract, develop and retain purpose and performance-driven leaders to build teams with diverse views and empowered and fulfilled employees who want to stay and grow with the Company.

Attract

◆	We believe in providing a welcoming, engaging and inclusive assessment and interviewing process that encourages people from all backgrounds to consider ATI.

◆

We partner with top academic institutions that have programs relevant to our business, external professional organizations, trade schools and high schools to enhance our workforce and identify materials science, STEM and other relevant expertise.

◆	Our #ProvenPerformers brand campaign focuses on storytelling by a wide array of employees, tying innovative solutions and technologies back to our talent and their work at ATI.

Develop

◆

Developing leaders and talent at all levels of the organization is critical to our long-term success. We have early career, technical, leadership and management development programs, as well as skill building in manufacturing and frontline leader development to support career growth.

◆	Focused individual development and succession planning for critical roles helps us develop talent and build strong feeder pipelines.

Engage

◆

We continuously strive to cultivate and support a highly engaged and productive workforce. We actively seek opportunities for our employees to interact and share their perspectives with our CEO and other senior executive leaders.

◆	We conduct confidential company-wide engagement surveys that offer our employees the ability to provide feedback.

◆

Employee Resource Groups (“ERGs”) foster professional development, social connectivity, and community involvement, and celebrate diversity throughout our company. Currently, we have two ERGs, the AWN (ATI Women’s Network), with five chapters and enterprise business executive sponsorship and our employee-led IDEA (Inclusion, Diversity, Equity and Accessibility) Council.

Retain

◆

Our pay for performance philosophy is reflected in our annual employee performance assessment process. We believe ongoing feedback is necessary to maintain our high-performance culture, and managers regularly meet with employees to support development and performance improvement. Managers review the annual assessment results, including performance ratings and associated short-term incentive compensation outcomes, with employees.

◆

We maintain a formal succession planning process that works in connection with performance management for systematic career development at both the individual employee and enterprise levels. We believe that the robust and systematic nature of these programs is critical to optimizing our talent management and providing for sustainably high-quality leadership of our business over the long term.

Corporate Responsibility Reporting

ATI published its most recent Corporate Responsibility Report in April 2025, addressing our environmental sustainability, social responsibility and corporate governance efforts during 2024 consistent with the Sustainability Accounting Standards Board (“SASB”) framework. The report provides an overview of environmental, workforce health, and safety and community sustainability efforts and achievements across our business. We also report on specific environmental sustainability goals that ATI will pursue through 2030. We intend to publish our report and update our stakeholders on our progress toward these goals annually. We anticipate publishing an updated Corporate Responsibility Report addressing these matters prior to our 2026 Annual Meeting.

Additionally, we report on the impact of climate change on our business, consistent with the Taskforce on Climate-related Financial Disclosures (“TCFD”) framework. Our most recent Reports are available at ATImaterials.com/aboutati/Pages/safety-sustainability.aspx.

ATI’s Executive Management	ATI 2026 Proxy Statement	37

ATI’s Executive Management

As of March 24, 2026, our executive officers include:

Name	Biographical information

Robert S. Wetherbee, 66 Executive Chairman since July 2024	Mr. Wetherbee became Executive Chairman in July 2024, after serving as ATI’s Chief Executive Officer from January 2019 to July 2024. He has been a member of the Board since January 2019 and was appointed Board Chair in May 2021. Additionally, he served as President from January 2019 until June 2023. Previously, Mr. Wetherbee was Executive Vice President, ATI Flat Rolled Products Group, from January 2015 to December 2018, and prior to that, was the President of ATI Flat Rolled Products from April 2014 to January 2015. Mr. Wetherbee joined ATI in 2010 following a 29-year career with Alcoa Inc. and served as President of ATI’s tungsten business from 2010 through 2012. From March 2013 to February 2014, Mr. Wetherbee was President and Chief Executive Officer of Minerals Technologies, Inc. Currently, Mr. Wetherbee also serves on the board of directors of Commercial Metals Company, which offers products and technologies to meet the critical reinforcement needs of the global construction sector, and GATX Corporation, which leases transportation assets and provides related services to customers worldwide.

Kimberly A. Fields, 56 Director; President and CEO since July 2024 Board Chair-Elect	Ms. Fields became ATI’s President and Chief Executive Officer on July 1, 2024 and has been appointed Board Chair effective at the conclusion of the Annual Meeting. She became President and Chief Operating Officer in June 2023, having served as Executive Vice President and Chief Operating Officer from January 2022 to June 2023, as Executive Vice President, AA&S and HPMC throughout 2021, and as Executive Vice President, Advanced Alloys & Solutions from April 2019 to December 2020. She joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass. Ms. Fields also served on the board of directors of Silgan Holdings Inc. from July 2019 to July 2024.

James R. Foster, 45 Senior Vice President, Finance and Chief Financial Officer since January 2026	Mr. Foster became Senior Vice President, Finance and Chief Financial Officer on January 1, 2026, after serving as Vice President, ATI Financial and Operating Strategies since July 2025 and as a President of the Company’s Specialty Alloys & Components business unit from August 2023 to July 2025. He was Vice President, Finance overseeing the finance function for both of ATI’s segments from December 2019 to August 2023, following a series of other leadership roles at ATI from 2012 to 2019. Mr. Foster previously held senior finance roles at API Technologies Corp. and Spectrum Control Inc. and worked at Ernst & Young.

Vaishali S. Bhatia, 43 Senior Vice President, General Counsel and Chief Compliance Officer since March 2024	Ms. Bhatia joined ATI in her current role after serving as Executive Vice President, General Counsel and Secretary of HF Sinclair Corporation, an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products, since March 2023. Previously, she served in a series of senior roles with HF Sinclair and its predecessor company, HollyFrontier, since 2011, including Senior Vice President, General Counsel and Secretary from November 2019 to March 2023, Acting General Counsel and Secretary from August 2019 to November 2019 and Assistant General Counsel and Assistant Secretary from May 2017 to August 2019. Prior to joining HF Sinclair, Ms. Bhatia was an associate at Jones Day, a global law firm.

Timothy J. Harris, 51 Senior Vice President, Chief Digital and Information Officer since May 2019	Mr. Harris joined ATI as Senior Vice President, Chief Digital and Information Officer after serving as Chief Information Officer at Andeavor from November 2016 to April 2019. Prior to that, he held a series of senior positions at Mylan N.V., including most recently Chief Technology Officer and head of Global Technology Services from June 2013 to March 2016. Before joining Mylan, Mr. Harris held several global technology roles for Aviva PLC, following over ten years in leadership positions at Rockwell Collins.

38	ATI 2026 Proxy Statement	Proposal 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Proposal 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Pursuant to Section 14A of the Exchange Act, each year we ask our stockholders to approve the compensation of ATI’s named executive officers. This proposal, commonly known as a “Say on Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

While this vote is advisory, and not binding on our Company, it provides valuable information to our Compensation and Leadership Development Committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The Committee will consider the outcome of this vote when determining executive compensation for the remainder of 2026 and in future years.

WE USE EXECUTIVE COMPENSATION TO CREATE LONG-TERM STOCKHOLDER VALUE

The Committee periodically reviews our executive compensation program, considering whether it achieves the desired goal of offering total compensation consisting of base salary that is competitive with an identified peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. When casting your Say on Pay vote, we urge you to read the Compensation Discussion and Analysis section to learn more about our executive compensation program and to consider the following highlights:

We link compensation to ATI performance

◆	Approximately 91% of our CEO’s 2025 compensation opportunity was tied to performance and, therefore, “at risk.” Performance drives pay.

◆

Our short-term cash incentive and long-term equity incentive plans are based on the achievement of business plan performance targets, such as targets for operating profit, EBITDA, free cash flow, strategic goals, and relative total stockholder return.

◆	Payments with regard to the Company performance-vested components of both our annual and long-term incentive programs are made only when at least threshold performance targets are achieved.

We align compensation with stockholder interests

◆	All of the long-term incentive compensation opportunities for our NEOs are equity-based.

◆

We believe the metrics that drive our performance-vested compensation programs correlate with the achievement of sustained profitable growth in our business and reflect our commitment to growing shareholder value.

◆

Our stock ownership guidelines for senior executives denote ownership as a multiple of base salary, prescribing 6X ownership for our CEO, and require each of our executive officers retain at least 50% of the equity they are awarded until ownership guidelines are met.

OUR MOST RECENT SAY ON PAY RESULTS

ATI consistently demonstrates its firm commitment to pay for performance, and in recent years, our executive compensation programs generally have garnered strong stockholder support. In each of 2023, 2024 and 2025, our Say on Pay proposal received the support of more than 98% of the shares voted at our Annual Meeting.

Proposal 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers	ATI 2026 Proxy Statement	39

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Before voting, we encourage you to read the “Compensation Discussion and Analysis” section to learn more about our executive compensation program. We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of ATI Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”

Based on the recommendation of our stockholders at our 2023 Annual Meeting of Stockholders, and the Board’s consideration of that recommendation, we hold an advisory vote to approve the compensation of the Company’s named executive officers annually.

40	ATI 2026 Proxy Statement	Compensation Discussion and Analysis

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation program and plans for our Named Executive Officers, or “NEOs”:

Kimberly A. Fields

President and Chief Executive Officer

Donald P. Newman

Retired Executive Vice President, Finance and Chief Financial Officer

Vaishali S. Bhatia

Senior Vice President, General Counsel and Chief Compliance Officer

Timothy J. Harris

Senior Vice President and Chief Digital and Information Officer

Robert S. Wetherbee

Executive Chairman

Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy	ATI 2026 Proxy Statement	41

1.	OUR COMPENSATION FRAMEWORK AND PHILOSOPHY

Our Compensation Philosophy

The Compensation and Leadership Development Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. The Committee has developed a balance of annual and long-term programs using diverse criteria to provide incentives while discouraging inappropriate risk taking. For the NEOs, the program consists of base salary, an annual performance-based cash incentive, longer-term performance-based equity compensation opportunities, and a time-based equity component that is intended to support retention.

The Committee views the executive compensation program as a management tool that, through a detailed and quantitative target-setting process, establishes challenging financial performance goals that encourage the management team to achieve or surpass ATI’s business objectives.

The Committee has determined that the executive compensation program should:

◆

pay competitively by setting overall target compensation, which can be realized when performance targets are met, in line with target compensation at peer companies and other companies and industries with which ATI competes for executive talent;

◆	retain executives who are essential to driving ATI’s strategies and future growth;

◆	support ATI’s business strategy by tying incentive compensation to achievement of specific performance goals and strategic objectives; and

◆	align with stockholder interests by putting substantial portions of compensation at risk through performance-oriented incentive pay opportunities.

Competitive Compensation

The Committee reviews, with outside compensation consultants and other advisors, the compensation policies and practices at peer companies that are in our industry and serving our end markets or with which ATI competes for talent. We use this information to help establish base compensation levels throughout the management organization within ranges around the approximate median of these groups. The variable components of our incentive awards provide opportunities to earn additional amounts if performance goals are met or exceeded, but do not pay out if performance goals are not met.

Attract and Retain Talent

We designed our compensation program to attract and retain a deep pool of managerial talent, the members of which share ATI’s commitment to enhancing stockholder value in the short and longer terms. The Committee believes that the plans and performance goals included in our program will attract, challenge, and retain superior managers experienced in ATI’s businesses and direct their efforts toward specific achievements that the Board and senior management determine to be necessary for profitable growth through business cycles.

Support Achievement of Our Business Strategy

The Company uses performance measurement periods of three or more years for incentive programs other than our annual cash incentive plan to drive consistently strong performance over a longer period of time and to mitigate compensation risk. In this way, our programs both reward actual performance and are effective in driving achievement of the Company’s underlying near and longer-term goals.

Pay for Performance: Linking Executive Compensation to the Interests of Stockholders

ATI’s compensation framework emphasizes long-term value creation over short-term volatility. Performance metrics include EBITDA, free cash flow, and relative total shareholder return. Each metric was selected for its direct connection to sustainable earnings growth, capital efficiency, and stockholder returns. The Committee retains negative discretion to reduce awards if performance in areas such as safety, environmental stewardship, compliance, or risk management does not meet expectations. We believe this balanced structure supports strong governance and responsible compensation practices.

In 2025, performance goals focused on EBITDA, free cash flow and TSR, as well as individual strategic goals. The Committee considered the results of our most recent Say on Pay proposal, which was approved by more than 98% of the shares voted at our 2025 Annual Meeting, in designing the current executive compensation program.

42	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy

We believe that our compensation program is transparent and easy to understand, performance-driven and appropriately aligned with stockholders’ interests. Our program:

PLACES SIGNIFICANT EMPHASIS ON FINANCIAL RESULTS	ALIGNS WITH OUR BUSINESS STRATEGIES AND PERFORMANCE	REFLECTS COMPETITIVE MARKET DATA AND PRACTICES

◆  Executive officer short-term cash incentive awards are 90% contingent on ATI’s financial performance.

◆  For 2025, 70% of each executive officer’s regular annual equity award is contingent on our relative total shareholder return

◆  Long-term equity incentive awards incorporate 3-year and 4-year equity performance-based incentives that align with our strategies.

◆  Executive officer equity awards are heavily weighted in favor of performance stock units.

◆ Executive officer compensation levels are benchmarked and reviewed annually ◆ Equity incentive awards use double-trigger change in control vesting ◆ We maintain robust stock ownership guidelines.

Role of the Compensation and Leadership Development Committee

The Committee’s primary responsibility is to design compensation plans that support the Board’s and management’s long-term strategic vision for ATI and stockholder value creation over the long term. Over the last several years, the Committee has emphasized design clarity and transparency to better communicate with our stockholders and to align our compensation programs with evolving best practices.

The Committee is composed of five independent, non-employee directors. The Committee has the sole responsibility to carry out ATI’s overarching policy of linking our executive compensation program to the interests of our stockholders. To that end, the Committee is responsible for determining compensation for the NEOs and other executive officers and has the responsibility for oversight of the Company’s equity plans, variable compensation plans for executive officers and management’s implementation of those plans.

Role of Independent Compensation Consultants

The Committee, under its charter, has the sole authority to retain and terminate any compensation consultant used in the evaluation of executive compensation and has the sole authority to approve the retention terms of the consultant, including fees. The compensation consultant retained by the Committee is responsible only to the Committee. The Committee reviews the consultant’s qualifications, including independence. The Committee may, at any time, contact the consultant without involving management.

For 2025, the Committee retained Meridian Compensation Partners, LLC, a nationally-recognized executive compensation consultant, for benchmarking compensation and program design and to provide advice on a variety of compensation related matters, including director compensation in cooperation with the Nominating and Governance Committee. Meridian, which the Committee determined is independent, provides no other services to ATI. Further, because Meridian is involved only in the business of executive compensation consulting, Meridian does not attempt to sell other services to the Company.

Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy	ATI 2026 Proxy Statement	43

Executive Compensation Highlights

WHAT WE DO

Compensation linked to ATI performance.

Performance drives pay. A significant portion of our NEOs’ compensation opportunity is variable, meaning it is tied to performance. Payouts under cash and equity incentive plans are based on the attainment of performance metrics and are made only when at least threshold performance targets are achieved.

Balanced compensation program.

The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for our NEOs are equity-based and tied to total shareholder return.
Double trigger change in control. ATI’s equity incentive plan includes double trigger change in control provisions that apply to equity awards under the plan.
Independent compensation consultant. Our Compensation and Leadership Development Committee works closely with an independent compensation consultant.

Clawback policy.

We maintain robust executive compensation recovery arrangements that require the return of compensation under appropriate circumstances. These arrangements include, among others, our Executive Compensation Recovery Policy, which complies with SEC and NYSE rules, as well as additional recovery provisions that provide broader clawback discretion under certain circumstances.

Robust stock ownership guidelines for directors and executive management.

Our stock ownership guidelines for management include 6X base salary ownership for the CEO and require NEOs to retain 50% of the equity awarded to them until they meet the ownership guidelines.

Limits on severance arrangements. Severance arrangements are limited to 2.99X base salary.

Board compensation risk oversight.

Our board regularly reviews various risks associated with our compensation program, which includes review of an annual risk analysis performed by our independent compensation consultant.

WHAT WE DON’T DO

No employment agreements for executive officers.
No excise tax gross-ups in change in control agreements.
No executive perquisites such as significant unreimbursed personal air travel, club dues or tax gross-ups.

No hedging transactions or pledging of ATI stock by officers and directors.
No previously-granted awards can be repriced or surrendered in exchange for new awards.

44	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

2.	HOW WE DETERMINE EXECUTIVE COMPENSATION

Compensation Setting Process

The Committee maintains a multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below, and description that follows, explains this process.

	Responsibility:	Purpose:	Used to:

Review of Annual and Long-Term Business Plans	Board and management	Align incentive compensation with business objectives	Support determination of performance targets in incentive plans
Individual Performance Assessments	CLDC and CEO	Evaluate individual performance of CEO and, based on CEO input, our other executive officers

◆

Determine each executive officer’s personal performance relative to the individual goals that comprise the 10% component of his or her short-term incentive award and payments for the award period that recently ended

◆

Assist in setting individual award opportunities for the next year/ award cycle

Company Achievement of Performance Goals	CLDC and management	Determine award payments based on Company performance in completed performance periods	◆ Determine award payouts ◆ Assist in determining appropriate performance goals for upcoming periods

Market and Peer Analysis	Compensation consultants	Benchmark and make compensation recommendations for our executives	Set competitive base pay and short-term and long-term incentive targets and compensation opportunities for the next year/ award cycle

Pay and Performance Analysis	CLDC and management	Evaluate pay and performance relative to publicly available financial and compensation information to validate individual compensation plans	Assess achievement under the incentive plans relative to Company and peer performance
Stockholder Outreach	Management	Understand expectations of investors and monitor trends in executive compensation from the perspective of stockholders.	Evaluate compensation policies, practices and plans.

Near the end of each year, the Board (including members of the Committee) reviews ATI’s annual and long-term business and strategic plans with management. The Committee reviews the Company’s year-end financial results and, based on its assessment of ATI’s achievement of the predefined financial goals and objectives, determines the extent to which awards with performance measurement periods that concluded at the end of the previous year are payable. The Committee authorizes compensation programs for the year and establishes specific financial performance goals for the performance period or periods applicable to awards under such programs in light of the Board-approved business and strategic plans.

The Committee considers which incentive plans, award levels and performance goals would optimize the achievement of ATI’s future business objectives without introducing systemic risk driven by the executive compensation program. The Committee solicits the views of its advisors as to whether the plans under consideration reflect and support achievement of the Company’s short-term and long-term business objectives and strategies. The Committee also approves individual participation levels in the compensation plans for the CEO and, with input from the CEO, our other executive officers and delegates to the CEO the authority to establish participation levels in the plans for other eligible employees within guidelines the Committee prescribes. Generally, prospective compensation opportunities under the long-term compensation plans are awarded during the first quarter.

Compensation Discussion and Analysis 2. How We Determine Executive Compensation	ATI 2026 Proxy Statement	45

Monitoring Performance and Progress

The Committee meets regularly during the year to monitor the Company’s performance, as well as the individual performance of our CEO and other executive officers, relative to the incentive plan goals. At these meetings, management provides the Committee with current financial data and with internal status reports on key performance measures. The Committee uses this information to:

◆	assess management’s interim progress toward achieving the predetermined performance goals and the potential payouts under the various executive compensation plans; and

◆	assist in the evaluation of whether the compensation plans continue to support and direct performance as required to achieve the Company’s business goals.

Members of management attend portions of these meetings. The Committee also meets with its outside compensation consultant and other advisors during non-management executive sessions to seek independent feedback on compensation-related matters.

Benchmarking Peer Group

The Committee considers, with information provided by the compensation consultant, compensation practices across a peer group that the Committee uses as a reference in developing ATI’s executive compensation program and in determining the competitiveness of our executive compensation levels. The Committee also uses information regarding compensation practices across a broader survey of manufacturing companies as a check against the peer group information. Annually, the Committee reviews the composition of the peer group to confirm that the constituent companies remain relevant and provide meaningful comparisons for compensation and business purposes. ATI believes that there are no other public companies that engage in the full range of the Company’s specialty materials and components manufacturing and other related business. Therefore, the Committee’s independent compensation consultant developed the following criteria to guide the selection of peer companies for benchmarking compensation:

<table>
<tr><th colspan="3">PRIMARY CRITERIA</th><th></th></tr>
<tr><th>Size</th><th>Industry/Sector</th><th>Operational Attributes</th><th>Other Considerations</th></tr>
<tr>
<td>• Revenue within ~1/3x and 3x ATI's revenue
• Market Capitalization within 1/3x and 3x ATI's market cap, where possible</td>
<td>Direct Industry Peers
• Aerospace & Defense
• Steel or similar materials production
Adjacent Industries
• Aluminum, Industrial Machinery & Supplies; Components</td>
<td>• Focus on similar products, distribution channels, and end markets
• Companies with multiple operational segments
• Similar market cap to revenue ratios</td>
<td>• Member of ATI's current compensation peer group
• ISS & Glass Lewis peer group inclusion
• Uses ATI as a peer
• Used by ATI's peers as a peer
• Employee count
• Competitor for talent
• Competitor for investment dollars
• Geography
• International scope</td>
</tr>
<tr>
<td>Rationale
• Company size (primarily revenue) is typically the single best statistical predictor of executive pay</td>
<td>Rationale
• Overlaps with talent markets as employers seek talent with industry-specific knowledge
• Where direct industry peers are limited, utilizing similar industries helps provide robust pay statistics to create more meaningful comparisons</td>
<td>Rationale
• Serves as a proxy for complexity
• Considers operational requirements
• Aggregate compensation expenses are often similar in companies with shared market dynamics and profit constraints</td>
<td>Rationale
• Other qualitative and quantitative measures can help narrow the considered universe of companies</td>
</tr>
</table>

46	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

2025 Benchmarking Peer Group

For 2025, the Committee retained the same peer group that was updated for 2024 to reflect the Company’s business transformation and leadership in aerospace and defense. For performance measurement periods under the executive compensation plans beginning on January 1, 2025, ATI performed against its peer group as follows:

PEER GROUP COMPANIES

Revenue Actual FY2025 ($ millions)

75th Percentile $5,258
ATI $4,587
Median $3,861
25th Percentile $3,348

Total Assets FY2025 ($ millions)

75th Percentile $7,960
ATI $5,100
Median 4,734
25th Percentile $3,437

Market Capitalization 12/31/2025 ($ millions)

75th Percentile $16,970
ATI $15,592
Median $10,226
25th Percentile $7,806

Employees

75th Percentile 17,000
Median 11,600
25th Percentile 9,650
ATI 7,600

Asset Turnover

75th Percentile 0.95
ATI 0.89
Median 0.84
25th Percentile 0.70

1-Yr Beta 12/31/2025

ATI 1.85
75th Percentile 1.36
Median 1.21
25th Percentile 1.08

Source: Standard & Poor’s Capital IQ Database (Compustat financials)

Data represents each company’s fiscal year, which may not align with ATI’s fiscal year-end

Compensation Discussion and Analysis 3. 2025 Executive Compensation Program Overview	ATI 2026 Proxy Statement	47

3.	2025 EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Regular Annual Executive Compensation Program

Our regular executive compensation program for 2025 consists of the following elements for our NEOs:

	Plan	Purpose	Relevant Performance Metric and Description
ANNUAL/SHORT- TERM INCENTIVE	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility of position held.	Individual performance	FIXED
	2025 Annual Performance Plan	To provide performance-based annual cash awards to motivate and reward key employees for achieving our short-term business objectives and to drive performance.	Mix of metrics, including: ◆ EBITDA (60%) ◆ Free Cash Flow (30%) ◆ Strategic/Individual goals (10%)	VARIABLE
LONG- TERM INCENTIVE	Long-Term Incentive Plan: Performance Stock Units (“PSUs”) (70%)	To provide performance-based equity compensation designed to drive ATI’s earnings and motivate key managers.

Awards vest at the end of a three-year performance period based on achievement of specified goals. Awards granted in 2025 vest based on the Company’s TSR relative to that of a predetermined peer group.

	Long-Term Incentive Plan: Restricted Stock Units (“RSUs”) (30%)	To enhance the program’s ability to retain participants and align executives’ and stockholders’ interests in share price appreciation.	Time-vested awards generally vest in equal annual installments on the first three anniversaries of the applicable grant date, subject to the award recipient’s continued employment by the Company.

The pie charts below show the mix of NEO compensation by type, form and length, at target for 2025 under our regular, annual compensation program, excluding the impact of our highly performance-contingent Enterprise Value Acceleration program, which is discussed on the following page.

2025 Target Pay Mix

48	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 3. 2025 Executive Compensation Program Overview

Enterprise Value Acceleration Program

In late 2025, we made incremental, one-time grants to our NEOs (other than Messrs. Newman and Wetherbee, who announced their planned retirements) and certain other members of our management team, primarily those in business unit-specific operational roles deemed critical to the execution of our strategies, under a new “Enterprise Value Acceleration” (“EVA”) program.

The EVA program was designed as a highly performance-contingent, multi-year incentive vehicle intended to reward only extraordinary and sustained stock price appreciation. The Committee carefully evaluated retention risks, competitive market dynamics, and stockholder alignment before approving these one-time awards. Importantly, no value will be realized under the program unless significant stock price hurdles are achieved and sustained over time. The Committee believes this structure appropriately balances retention objectives with strong performance safeguards and stockholder alignment.

Awards under this program will vest, if at all, based on the Company’s stock price performance relative to pre-determined benchmarks over the course of a four-year performance period extending from January 1, 2026 through December 31, 2029. This four-year performance period creates a longer incentive and retention horizon than other components of our existing incentive programs, and the pre-determined stock price performance targets established for the program are significantly higher than the prevailing market price for our stock at the time the awards were granted. This means that EVA award recipients will only earn target or greater payouts under the program if our business delivers significant growth in shareholder value during the four-year performance period. Shares earned under the Enterprise Value Acceleration program, if any, will be payable to award recipients who remain employed by the Company in two equal installments in early 2030 and early 2031. For more discussion of the terms of our Enterprise Value Acceleration Awards see page 52.

While we believe that, given their distinct and non-routine nature, these awards should be considered independently of our regular executive compensation program, 2025 target pay including these awards is more heavily weighted in favor of performance-contingent compensation, as illustrated by the following:

2025 Target Pay Mix With Enterprise Value Acceleration Awards

Preview: PSU Changes for 2026

For 2026, we changed the design of our customary PSU awards to incorporate an additional performance metric. Specifically, PSU awards granted in early 2026 vest at the end of a three-year performance period based (a) 50% on the Company’s TSR relative to that of the Company’s compensation peer group, and (b) 50% based on year-over-year growth in EBITDA margin relative to pre-determined growth targets.

Compensation Discussion and Analysis 4. Details of 2025 Executive Compensation Program	ATI 2026 Proxy Statement	49

4.	DETAILS OF 2025 EXECUTIVE COMPENSATION PROGRAM

Base Salary

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies. Base salary is determined by market median data for each NEO’s respective position, individual performance and competitive pay positioning.

For 2025 and 2024, annual base salaries for our NEOs were as follows:

Named Executive Officer	2025 Base Salary Rate ($)[1]	2024 Base Salary Rate ($)[2]

Fields	950,000	862,500

Newman	675,000	675,000

Bhatia	620,000	620,000

Wetherbee	500,000	895,000

Harris	520,000	520,000

[1]	Mr. Wetherbee’s base salary rate decreased effective January 1, 2025, reflecting our 2024 CEO transition and the evolution of his continuing role.

[2]

For Ms. Fields and Mr. Wetherbee, represents weighted average base salary rate for 2024. For the first six months of 2024, Mr. Wetherbee had a base salary rate of $1,040,000 and Ms. Fields had a base salary rate of $800,000. In connection with our CEO transition effective July 1, 2024, Ms. Fields’s base salary rate increased to $900,000 and Mr. Wetherbee’s base salary rate decreased to $750,000. Effective October 1, 2024, Ms. Fields’s base salary rate increased to $950,000.

Short-Term Incentive Program

ATI’s Annual Performance Plan (“APP”) is a short-term cash incentive plan in which approximately 400 key employees (including the NEOs) participate. For executive officers, 90% of the performance goals are based on financial metrics, and 10% are based on strategic/individual goals, as described below.

APP Performance Metrics

Performance Criteria. The performance goals for the 2025 APP were set in early 2025 based on ATI’s business and operations plans for 2025. Corporate-wide goals are established in a bottom-up process through which each business unit’s business plan and business conditions are separately reviewed, as are the expectations for other performance factors at each business unit.

Our short-term incentive targets for 2025 exceeded our actual 2024 performance, reflecting our commitment to using our compensation structure to reward continued improvement. Targets set in early 2026 for our 2026 APP exceed 2025 results.

50	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 4. Details of 2025 Executive Compensation Program

Level of Difficulty. The Committee sets the APP performance goals so that the relative difficulty of achieving the target level is consistent from year to year. The objective is to establish target goals that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout.

Award Opportunities. Opportunities for the NEOs under the APP are expressed as a percentage of base salary. The Committee sets the potential award ranges for each NEO using comparative market data provided by our compensation consultant. In general, our short-term incentive program is designed so that the payout associated with achieving threshold performance for each performance goal is equal to 25% of target, while the payout associated with achieving the maximum performance level is capped at 200% of target. No payout with respect to the financial performance component is earned for performance below the threshold level.

Individual NEO Goals. 90% of each NEO’s annual award opportunity under the APP is determined based on performance criteria relating to the financial and/or operational performance of our business, as described above, and the remaining 10% of each NEO’s award is determined based on his or her personal performance relative to specific individual strategic goals. These goals are established early in the year and reviewed and approved by the Committee. Each NEO’s performance relative to his or her individual goals is evaluated at the end of the year, through a process that includes personal self-assessments, as well as input and recommendations from our CEO. These evaluations are reviewed by the Committee, which performs its own assessment of the personal performance of our Executive Chairman and of our CEO and determines the amount of each NEO award.

For 2025, half of each NEO’s 10% component focused on improving inventory management. The remainder of our NEOs’ goals focused on, among other strategic matters: growing the Company’s core business, particularly in aerospace and defense; the ongoing transformation of our business; developing great and engaging leaders; liquidity and capital allocation; and effective management of various risks facing our business.

Under our APP program, the Committee has expressly reserved the broad discretion to reduce or eliminate any APP award that may otherwise be payable to one or more participants, including each NEO, if the Committee believes any facet of ATI’s financial or operational performance is substandard, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business. This discretion, coupled with the 10% personal goal component of our APP program, provides the Committee with flexibility to implement short-term incentives in a manner that, while largely designed to drive achievement of financial performance goals, also reflects our values and other qualitative considerations that are important to our business and our stakeholders.

2025 APP Award Opportunities for NEOs

	Annual Incentive Opportunities (percentage of base salary)
Named Executive Officer*	Below Threshold (0% of Target)	Threshold (25% of Target)	Target (100% of Target)	Maximum (200% of Target)

Fields	0%	31.25%	125%	250%

Newman	0%	20%	80%	160%

Bhatia and Harris	0%	17.5%	70%	140%

*

Mr. Wetherbee did not participate in the 2025 APP but was eligible to receive an award of up to $500,000 at the discretion of the Committee based on its evaluation of his performance as Executive Chairman.

To calculate a potential award amount, the target percentage of salary for each NEO is multiplied by a formula based on performance.

Formula

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Long-Term Incentive Plan (“LTIP”)

The long-term incentive portion of our regular, annual compensation program generally has two components:

◆

PSUs: performance stock units that cliff vest based on the achievement of quantitative financial performance goals over a three-year performance period, subject to the recipient’s continued employment; and

◆	RSUs: restricted stock units that vest in three equal annual installments, provided that the recipient remains employed by ATI on the applicable vesting date.

For 2025, the LTIP was structured as shown below.

Vehicle	Performance	Vesting	Payout Range

Performance Stock Units (70%)	Relative TSR	Cliff vesting following a 3-Year Performance Period	Threshold = 25% of Target Target = 100% Maximum = 200% of Target* * At the inception of the award period, the Committee can reduce the threshold and maximum payout levels at its discretion.

Restricted Stock Units 30%	N/A	3-Year Ratable Vesting

Performance Stock Units

PSUs awarded in January 2025 (“2025-2027 PSUs”) will vest following the conclusion of a three-year performance period ending on December 31, 2027, based on ATI’s TSR during the performance period relative to that of the pre-determined peer group described below.

TSR PEER GROUP

The Committee reviewed many potential peer groups and indices and determined that the peer group we use to benchmark executive compensation was most appropriate. The use of the following peer group both for 2025 compensation benchmarking and for performance measurement for our 2025-2027 PSUs creates a direct link between pay and performance:

◆ BWX Technologies, Inc. ◆ Carpenter Technology Company ◆ Commercial Metals Company ◆ Curtiss-Wright Corporation ◆ Donaldson Company, Inc. ◆ Dover Corporation	◆ Hexcel Corporation ◆ Howmet Aerospace Inc. ◆ ITT Inc. ◆ Materion Corporation ◆ Moog Inc.	◆ Regal Rexnord Corporation ◆ Spirit AeroSystems Holdings Inc. ◆ The Timken Company ◆ Valmont Industries, Inc. ◆ Woodward, Inc.

When vested, each PSU will convert into a share of the Company’s common stock. No dividends are accumulated or paid on the PSUs granted in 2025.

Performance Measurement

Shares of ATI common stock underlying these awards may be earned over the course of four individual performance measurement periods within the three-year performance period but will not be paid out until the full three-year performance period has concluded. The first measurement period concludes on June 30, 2026, corresponding with the end of the first six quarters covered by the three-year period. The remaining three measurement periods conclude on December 31, 2026, June 30, 2027, and December 31, 2027. This structure was specifically designed to create incentives for sustained focus and continuous drive for improvement throughout the three-year performance period. The Committee’s goal was to encourage both shorter-term and long-term outperformance relative to our peer group, which we believe more effectively creates direct alignment with stockholder expectations over the entire performance period. This approach has an additional benefit of mitigating some shorter-term volatility and is a better reflection of our aggregate performance over the entire three-year performance period.

52	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 4. Details of 2025 Executive Compensation Program

Award Vesting and Payment

Based on market practices and our desired objectives, we structured the payment scale for these awards to require 2nd quartile performance for a threshold payout and top quartile performance for a maximum payout. The proportion of each award that may be earned with respect to each measurement period is more heavily weighted toward the end of the three-year performance period to encourage sustained performance. Specifically, 20% of the target amount of each award may be earned for each of the first two measurement periods, and 30% may be earned for each of the third and fourth measurement periods, in each case according to the following scale:

If our relative TSR for a measurement period falls between the threshold and target levels of achievement, or between the target and maximum levels of achievement, then the percentage of the payout that is earned and vested will be interpolated between the percentages shown above on a straight-line basis.

Negative TSR Cap

The Committee believes it is important for payouts under our long-term incentive program to align with stockholder interests. Accordingly, if our absolute TSR for the three-year performance period ending December 31, 2027, is negative, then the total payout for the 2025-2027 PSUs may not exceed 100%, regardless of our relative TSR.

Restricted Stock Units

RSUs granted under the LTIP vest in equal annual installments on each of the first three anniversaries of their grant date, as long as the award recipient remains an employee of the Company on the relevant vesting date. If and when vested, each RSU converts into a share of Company common stock. No dividends accumulate or are paid on the RSUs.

Enterprise Value Acceleration Awards

In late 2025, we made incremental, one-time grants to our NEOs (other than Messrs. Newman and Wetherbee, who announced their planned retirements) and certain other members of our management team, primarily those in business unit-specific operational roles deemed critical to the execution of our strategies, under a new “Enterprise Value Acceleration” program.

The EVA program was designed as a highly performance-contingent, multi-year incentive vehicle intended to reward only extraordinary and sustained stock price appreciation. The Committee carefully evaluated retention risks, competitive market dynamics, and stockholder alignment before approving these one-time awards. Importantly, no value will be realized under the program unless significant stock price hurdles are achieved and sustained over time. The Committee believes this structure appropriately balances retention objectives with strong performance safeguards and stockholder alignment.

The EVA program is designed to pay out to participants if our stock price increases significantly, generating meaningful shareholder return. Specifically:

◆

Each award under the EVA Plan entitles its recipient to receive shares of ATI stock following the end of a four-year performance period from January 1, 2026, to December 31, 2029, if ATI’s stock price achieves certain price targets, generally so long as the recipient remains an ATI employee.

◆

Each price target is deemed to have been achieved – and the portion of each award attributed to that target will be earned — if at any time during the performance period, the 10-day trailing average trading price for a share of ATI stock on the NYSE (the “EVA Average Price”) meets or exceeds the target for at least 20 consecutive trading days. We believe this measurement approach assures that our stock price has achieved the targeted levels for meaningful periods of time, and that shares are not earned for only short-term performance achievement.

◆

Each award recipient has the opportunity to earn a number of shares of ATI common stock ranging from 0% to 300% of his or her target award, depending on how our stock performs during the four-year performance period ending on December 31, 2029. Specifically, award recipients will earn the target award if the EVA Average Price is at least $135 per share during any consecutive 20-day trading days during the performance period, and have the opportunity to earn additional shares if the EVA Average Price meets or exceeds higher incremental price targets. Award recipients will earn the maximum award of 300% of target if the EVA Average Price is at least $195 per share during any consecutive 20-day trading days during the performance period, provided that, if the EVA Average Price for the ten trading-day period concluding on December 31, 2029, is greater than $300 per share, the number of shares payable upon vesting will be capped at a number equal to the product of the maximum number of shares otherwise payable and $300, divided by the EVA

Compensation Discussion and Analysis 4. Details of 2025 Executive Compensation Program	ATI 2026 Proxy Statement	53

Average Price as of December 31, 2029. Further, if our absolute TSR at the end of the performance period is negative (as calculated according to the terms of the applicable award agreement), award payouts will be capped at target, regardless of any other level of achievement during the performance period.

◆

Shares earned with respect to any award will vest and be paid to each award recipient in two equal installments in early 2030 and early 2031, provided the recipient remains employed by ATI on the relevant payment date. Generally, award recipients who cease to be employed by ATI prior to full settlement for any reason other than death, disability or retirement will forfeit any earned but unpaid shares.

The Committee believes that this program will drive engagement and provide important incentives to our senior management and other key members of the Company’s leadership to creatively and consistently pursue achievement of our most important and transformational strategic goals, supporting value creation over a meaningful time horizon.

54	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 5. 2025 Business and Compensation Program Results

5.	2025 BUSINESS AND COMPENSATION PROGRAM RESULTS

Our 2025 Business Performance

ATI continued its strong performance trajectory in 2025. With our focused commitment to doing what we say we are going to do and solving our customers’ most difficult challenges, we created opportunities in the face of the ongoing global geopolitical, supply chain and other challenges that continue to impact our current environment. At the same time, we captured new market share and sharpened our operational advantage to drive shareholder value. We continued to successfully execute our strategy by capitalizing on the opportunities presented by unprecedented demand growth, particularly in our core aerospace and defense markets.

Financial and Operational Performance

We believe that the strategic and operational changes we have achieved in recent years and continue to pursue are positioning our business for success in 2026 and beyond and are driving our ability to create shareholder value. The following charts illustrate ATI’s TSR compared to the S&P 500 in 2025 and since the beginning of 2023:

Key Achievements

Sales of $4.6 billion compared to $4.4 billion in 2024

◆	Highest annual sales in more than a decade

◆	Aerospace and defense accounted for approximately 68%

Gross profit of $1 billion compared to $898 million in 2024

Net income of $404 million, compared to $383 million in 2024

Operating cash flow of $614 million compared to $407 million in 2024

Strong liquidity and cash position. $417 million of cash on hand at year-end

Returning capital to stockholders. Repurchased $470 million of our outstanding stock

Compensation Discussion and Analysis 5. 2025 Business and Compensation Program Results	ATI 2026 Proxy Statement	55

Short-Term Incentive Compensation Program Results

2025 APP Target and Earned Amounts for Each NEO

	At Target		Actual
Named Executive Officer[1]	Target (% of Base Salary)(2)	Target Dollar Amount ($)	Actual Weighted Achievement (% of Target Earned)	Earned/Paid Cash Award ($)

Fields	125	1,187,500	193.3	2,295,794

Newman	80	540,000	193.3	1,043,982

Bhatia	70	434,000	190.6	827,117

Harris	70	364,000	194.6	708,271

[1]

Mr. Wetherbee did not participate in the 2025 APP but was eligible to receive an award of up to $500,000 at the discretion of the Board based on its evaluation of his performance as Executive Chairman.

[2]	Base salary earned for 2025 was $950,000 for Ms. Fields, $675,000 for Mr. Newman, $620,000 for Ms. Bhatia and $520,000 for Mr. Harris.

The 2025 APP award for each of our NEOs was determined by (a) total ATI performance relative to the financial metrics and (b) each NEO’s individual performance relative to individual strategic goals, including a focus on improved inventory management. Our 2025 goals exceeded our actual 2024 performance. For further discussion of these metrics, including the nature of our NEOs’ 2025 individual strategic goals, see page 50 of this Proxy Statement. For further information about ATI’s financial performance, please see ATI’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025 filed with the SEC. The following tables describe the relative weighting of each metric and the individual goals, as well as ATI’s and each executive’s relative level of achievement for the year:

		($ in millions)
Financial Performance Goals	Relative Weighting (% of Total Award)	Threshold	Target	Maximum	2025 Actual Performance	2025 Actual Achievement (% of Goal Target)

ATI EBITDA	60	725	800	860	859	198.8%

ATI Free Cash Flow	30	210	275	350	380	200.0%

Aggregate Financial Performance	90

Named Executive Officer	Financial Performance Goals (90%)	Strategic/Individual Goals (10%)	Total 2025 Achievement (%)	Total 2025 Achievement ($)

Fields	199.2%	175%	193.3	2,295,794

Newman	199.2%	175%	193.3	1,043,982

Bhatia	199.2%	120%	190.6	827,117

Harris	199.2%	200%	194.6	708,271

56	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 5. 2025 Business and Compensation Program Results

Long-Term Incentive Compensation Program Results

2023-2025 Performance-Vested Restricted Stock Units

PSUs awarded in 2023 vested as of December 31, 2025, based on ATI’s total shareholder return relative to that of our previously-disclosed legacy peer group. Shares of ATI common stock underlying these awards were earned over the course of four individual performance measurement periods within the three-year performance period. The first measurement period concluded on June 30, 2024, corresponding with the end of the first six quarters covered by the three-year period. The remaining three measurement periods concluded on December 31, 2024, June 30, 2025, and December 31, 2025. The awards were structured such that 20% of each award could be earned with respect to each of the first two measurement periods, and 30% of each award could be earned with respect to each of the final two measurement periods according to the following scale:

Based on this structure and ATI’s relative total shareholder return for each of the four measurement periods, our 2023-2025 PSUs settled in January 2025 at 195.6% of target as illustrated below:

ATI TSR Positioning vs. Compensation Peer Group FY 2023 - 2025 by Quarter, Cumulative

Note:	March‘23-March’24 shown for reference only

Compensation Discussion and Analysis 5. 2025 Business and Compensation Program Results	ATI 2026 Proxy Statement	57

2022-2025 Breakout Performance Program Results

The Breakout Performance awards granted in 2022 vested based on ATI’s absolute TSR relative to pre-determined stock price benchmarks over the course of a four-year performance period extending from January 1, 2022, through December 31, 2024, creating a longer incentive and retention horizon than other components of our existing incentive programs. These awards were structured with demanding multi-year stock price thresholds and no guaranteed payout. Potential outcomes ranged from 0 to 300% of the target awards and were entirely subject to the performance of our stock over the four-year performance period. The awards further provided that, if the 20-day trailing average trading price for ATI’s common stock for the 20-trading day period concluding with December 31, 2025 (the “Average Price”) were $100 or more per share, the number of shares payable upon vesting would be capped at a number equal to the product of the maximum number of shares otherwise payable and $100, divided by the Average Price.

One-half of the resulting shares underlying these awards vested and became payable on December 31, 2025, and the remaining half are scheduled to vest on December 31, 2026, and will be paid in early 2027, generally subject to the applicable award recipient’s continued employment. Award recipients who cease to be employed by ATI prior to full settlement for any reason other than death, disability or retirement generally will forfeit any earned but unpaid shares.

The Average Price for ATI’s stock achieved the final price target of $65 per share on June 17, 2025, earning the maximum award payout. As of December 31, 2025, the Average Price for a share of ATI stock on the NYSE was $109.20, exceeding the applicable $100 cap. Consequently, recipients became entitled to receive a number of shares equal to approximately 275% of their target awards. One-half of these awards was paid in early 2026, and the remaining half will become payable in early 2027, subject to the terms and conditions of the awards.

While payouts in 2025 reflect strong performance over the applicable four-year measurement period, the Committee notes that these awards were granted several years ago as part of a transformational strategy and were contingent on sustained stockholder value creation.

The Committee continues to evaluate the appropriateness of incentive magnitude relative to performance outcomes and stockholder experience.

ATI’s 2025 Performance Impact on NEO Compensation

Multi-Year Trends Reflect Our Pay-For-Performance Culture

The compensation of our senior executives during 2025 reflects their successful execution of our 2025 priorities and other strategic initiatives. Prior-years’ results reflect cyclical fluctuations in business performance, further demonstrating our pay for performance culture.

◆

2024 and 2023 Short-term incentive payments were above target, but meaningfully below the maximum potential payout: Our NEOs received short-term incentive payments under our annual incentive plan for 2024 that ranged from approximately 100% to 147% of their respective target awards, following similar payout levels for 2023. These outcomes reflect both our outstanding business performance and our executives’ meaningful personal achievement over the course of both 2024 and 2023, as well as the highly challenging nature of the levels of performance we established for both target and maximum payouts under program.

◆

Multi-year trends in short-term incentive reflect the cyclicality of our business and our commitment to pay for performance: While awards under our short-term incentive program were meaningfully above target for the last five years, reflecting recent successes, awards under our 2020 short term incentive program were significantly below target, reflecting the sudden and widespread impact of the pandemic and related economic downturn, as well as our decision to refrain from adjusting our performance goals downward despite the sudden and unanticipated nature of the pandemic and its effects. Our 2019 and 2018 payment of short-term incentive awards at greater-than-target levels followed near-target payments for 2017 and payments for 2016 and 2015 that were either zero or significantly below target. This trend reflects the cyclical nature of our business and strong correlation between pay and performance inherent in our programs.

◆

Long-term incentive results similarly reflect cyclical challenges: Notably, as we sought to transform our business over the last several years, the results of our long-term compensation programs also contributed at times to below-target annual compensation for our NEOs. Specifically, while our 2021-2023 PSUs, 2022-2024 PSUs, and 2023-2025 PSUs paid at or near their maximum level of achievement, a substantial portion of the long-term incentive awards granted to our NEOs for the performance periods ended in preceding years did not vest, because the applicable performance criteria (including market performance) were not satisfied. As a consequence, our NEOs’ aggregate realized compensation was lower than their target total annual compensation for several years prior to 2024. Specifically, our 2018 – 2020 awards, 2019 – 2021 awards and 2020 – 2022 awards settled at only 68.9%, 23.7% and 31.1% of target, respectively.

2025 NEO Total Realized Compensation

When making determinations and awards under our incentive plans, the Compensation and Leadership Development Committee considers both target compensation and the actual dollar value of awards to be delivered to the NEOs in any given year, or “total realized compensation.” Total realized compensation for 2025 reflects the culmination of multi-year performance cycles that began several years ago and were earned only after sustained achievement of pre-established, quantitative financial and total shareholder return metrics. The Committee recognizes that certain realized amounts may appear elevated in a single reporting year due to the vesting of long-term awards covering three- and four-year performance periods.

58	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 5. 2025 Business and Compensation Program Results

These outcomes, which were not guaranteed and were subject to both absolute and relative performance hurdles, reflect:

◆	our executive compensation program’s strong emphasis on, and alignment with, the performance of our business;

◆	the success of our leadership’s focus on key markets, high margin products and operational excellence; and

◆	the resulting stand-out performance of our stock on both an absolute basis and relative to our peer group.

The Committee continues to evaluate compensation levels carefully to ensure alignment with stockholder experience, peer market practices, internal pay equity considerations, and responsible stewardship of Company resources.

Compensation Discussion and Analysis 6. Other Compensation Practices and Policies	ATI 2026 Proxy Statement	59

6.	OTHER COMPENSATION PRACTICES AND POLICIES
Stock Ownership Guidelines
The Company maintains the following robust stock ownership guidelines for its executives, including the NEOs. These guidelines are designed to further link these executives’ interests with the interests of stockholders generally:

Executives are required to retain 50% of the
after-tax
value of shares issued upon the vesting of equity awards until the ownership requirement is satisfied.
Each executive subject to the guidelines has five years from the date of his or her appointment to one of the designated positions to meet the applicable ownership guideline. Our CEO and each other NEO currently meets his or her ownership obligations under the guidelines.
Continuing NEO Stock Ownership Guidelines Compliance*

*	Reflects March 16, 2026, closing price for ATI common stock on the NYSE of $ 147.48 per share.
No Hedging or Pledging of Stock
ATI policy prohibits directors, officers and key employees from engaging in publicly traded options and hedging transactions with regard to ATI securities. ATI policies also prohibit our officers and directors from pledging ATI stock to secure personal loans.
Insider Trading Policies and Procedures
The Company has
adopted
 an insider trading policy governing the purchase, sale, and/or disposition of its securities by its directors, officers, employees, and other covered persons. The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. A copy of this policy is filed as Exhibit 19.1 to our 2025 Annual Report on Form
10-K
for the fiscal year ended December 28, 2025. Additionally, the Company’s policy is to only engage in transactions of Company securities in compliance with insider trading laws.
Adherence to Ethical Standards; Clawback Policies
Incentive awards (paid in cash or equity) are conditioned on adherence to the Company’s Code of Conduct, which is published on our website
ATImaterials.com
. We have clawback provisions in our 2022 Incentive Plan that provide for the return of incentive compensation to the extent that information used to calculate achievement of earnings or other performance measures is subsequently determined to have been materially incorrect (including but not limited to circumstances under which any such inaccuracy results in a financial restatement). Additionally, in 2023 we adopted ATI’s Executive Compensation Recovery Policy, which provides for the recovery of any erroneously awarded incentive-based compensation from our NEOs and certain other senior executives in the event of a financial restatement due to material non-compliance
with financial reporting requirements, as required by applicable SEC and NYSE rules.

60	ATI 2026 Proxy Statement	Compensation Discussion and Analysis 6. Other Compensation Practices and Policies

Employment Agreements; Change in Control Agreements

ATI does not have any employment agreements with its NEOs.

The Company has change in control agreements with each NEO and certain other executives that provide for severance payments in the event the executive is terminated in connection with a change in control, as defined in and provided by the agreements. These change in control agreements do not include an excise tax gross-up provision. The change in control agreements are intended to better enable ATI to retain NEOs in the event that it is the subject of a potential change in control transaction and to provide a level of financial security intended to help our leadership team maintain focus and productivity. Based on advice from its compensation consultant, the Committee believes that the potential payments under these agreements are, individually and in the aggregate, in line with competitive practices.

For a more detailed discussion of these agreements, see the “Employment and Change in Control Agreements” section of this Proxy Statement.

Pension and Retirement Plans

ATI maintains qualified defined benefit pension plans, which have a number of benefit formulas that apply separately to various groups of employees and retirees. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in collectively bargained employment arrangements. Also, effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which certain salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participated. The Company continues to sponsor a qualified defined contribution plan and a non-qualified defined contribution restoration plan aimed at compensating for the effects of limitations on defined contribution accruals imposed by the U.S. Internal Revenue Code (the “Code”). For more information regarding the pension plans, see the Pension Benefits table and accompanying narrative.

Perquisites

ATI does not generally provide our executives with perquisites, such as the personal use of corporate aircraft without reimbursement to the Company, payment of club membership dues or tax reimbursement arrangements. ATI does provide a parking benefit to the NEOs who work at corporate headquarters on the same terms as provided to a broader group of corporate employees.

COMPENSATION COMMITTEE REPORT

The Compensation and Leadership Development Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based on this review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2026 Proxy Statement. The Committee furnishes this Report for inclusion in the 2026 Proxy Statement and recommends its inclusion in ATI’s Annual Report on Form 10-K.

Submitted by:

Compensation and Leadership Development Committee

Chair:	Carolyn Corvi, Chair
Members:	Herbert J. Carlisle
J. Brett Harvey David P. Hess Marianne Kah

Compensation Discussion and Analysis Summary Compensation Table for 2025	ATI 2026 Proxy Statement	61

SUMMARY COMPENSATION TABLE FOR 2025

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the persons who served as the Chief Executive Officer or Chief Financial Officer during 2025 and each of the other three most highly compensated executives who were serving as executive officers as of December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Kimberly A. Fields	2025	950,000	—	10,051,700	2,295,794	—	215,243	13,512,737

President, CEO and Chair-Elect	2024	855,769	—	3,461,225	1,422,302	—	152,521	5,891,817

	2023	726,538	—	2,118,819	957,214	—	164,416	3,996,987

Donald P. Newman(6)	2025	675,000	—	1,803,883	1,043,982	—	139,389	3,662,254

Former EVP, Finance and CFO	2024	673,269	—	1,677,552	792,303	—	117,113	3,260,237
	2023	628,846	—	1,654,456	670,853	—	130,998	3,085,153

Vaishali S. Bhatia(7)	2025	620,000	300,000	2,637,607	827,117	—	79,695	4,464,419

SVP, General Counsel & CCO	2024	460,231	700,000	3,784,007	464,235	—	31,853	5,440,325

Timothy J. Harris	2025	520,000	—	2,405,242	708,271	—	93,755	3,727,268

SVP and CDIO	2024	519,231	—	1,174,830	526,474	—	80,965	2,301,500
	2023	498,846	—	1,193,696	460,061	—	91,877	2,244,480

Robert S. Wetherbee	2025	511,538	500,000	999,992	—	(3,753)	220,872	2,228,649

Executive Chairman	2024	903,654	—	4,518,727	1,514,420	5,076	231,884	7,173,761

	2023	973,077	—	4,774,796	1,632,945	17,259	272,477	7,670,554

(1)

Bonus: The amounts shown in this column for 2025 include the final installment of a signing bonus paid to Ms. Bhatia and a one-time short-term incentive awarded by the Board to Mr. Wetherbee in lieu of his participation in the 2025 APP.

(2)

Stock Awards: The values in this column for 2025 are based on the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s LTIP in 2025. Regular 2025 LTIP awards for our NEOs were comprised 70% of PSUs and 30% of time-vested RSUs. The PSUs vest based on the Company’s TSR over a three-year performance period relative to that of a predetermined peer group. The RSUs vest over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. Grant date fair values of the PSU awards are calculated based on the expected outcome of the related performance conditions to which the awards are subject, as applicable. If maximum performance were to be achieved, the 2025 amounts (including both RSUs and PSUs) for each NEO would be as follows: Ms. Fields, $25,038,304; Mr. Newman, $3,142,053; Ms. Bhatia, $6,100,134; Mr. Harris, $5,695,385 and Mr. Wetherbee, $999,992. Fair values for the PSU awards at target were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the PSU performance measurement period. The fair value of nonvested restricted stock unit awards, or RSUs, are measured based on the stock price at the grant date. For the 2025 RSU awards under the LTIP, the values were calculated using the average of the high and low trading prices of the Company’s common stock on the date of grant (January 3, 2025), which was $56.11. In addition, Ms. Fields, Ms. Bhatia and Mr. Harris received one-time grants in 2025 under our Enterprise Value Acceleration program. Awards under this program vest, if at all, based on the extent to which the Company’s stock price achieves certain pre-determined targets over the course of a four-year performance period ending December 31, 2029, and will become payable in two equal installments in early 2030 and 2031, provided in the case of each award recipient that he or she remains employed by the Company on the scheduled payment date. Fair values for awards under the Enterprise Value Acceleration, or “EVA”, program were $175.06 per share. The EVA program was designed as a highly performance-contingent, multi-year incentive vehicle intended to award only extraordinary and sustained stock price appreciation. No value will be realized under the program unless significant stock price hurdles are achieved and sustained over time. See pages 48 and 53 of this Proxy Statement and Note 16 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025, for further information.

(3)	Non-equity Incentive Plan Compensation: Consists of performance-based (and not discretionary) cash awards paid under the 2025 APP.

(4)

Changes in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reflect the actuarial change in the present value of the NEO’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participated. ATI Pension Plan 2, in which Mr. Wetherbee participated, was terminated effective December 31, 2022. In connection with the termination, Mr. Wetherbee elected to receive a lump sum benefit that was paid to him in 2023. See “Pension Benefits” on pages 65 and 66 of this Proxy Statement for more information.

(5)

All Other Compensation: The values of any perquisites are calculated based on the aggregate incremental cost to the Company. The Company does not provide perquisites or personal benefits such as air travel or club memberships, or tax reimbursements relating to perquisites or personal benefits. Please see the All Other Compensation Table for 2025 that follows for additional information.

(6)	Retired CFO: Mr. Newman served as CFO throughout 2025 and retired from that role as of December 31, 2025. Our current CFO was appointed effective as of January 1, 2026.

(7)	New NEO: Ms. Bhatia was a NEO for 2024 and 2025.

62	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Summary Compensation Table for 2025

All Other Compensation for 2025

Amounts in the “All Other Compensation Column” include the following:

Name	Nonqualified Defined Contribution Plans ($)(1)	Contributions made by the Company to 401(k) and Other Defined Contribution Plans ($)	Insurance Premiums ($)	Other ($)	Total ($)

Kimberly A. Fields	178,213	28,000	9,030	—	215,243

Donald P. Newman	100,084	28,000	10,296	1,009	139,389

Vaishali S. Bhatia	50,267	28,000	1,428	—	79,695

Timothy J. Harris	63,023	28,000	2,732	—	93,755

Robert S. Wetherbee	170,774	28,000	22,098	—	220,872

(1)

Amounts relate to the Defined Contribution Restoration Plan. Under the Defined Contribution Restoration Plan, the Company supplements payments received by participants under the Company’s defined contribution plan by accruing benefits on behalf of participants in amounts that are equivalent to the portion of the formula contributions or benefits that cannot be made under such plan due to limitations imposed by the Code. See also the narrative discussion preceding the Non-Qualified Deferred Compensation Table.

Compensation Discussion and Analysis Grants of Plan-Based Awards for 2025	ATI 2026 Proxy Statement	63

GRANTS OF PLAN-BASED AWARDS FOR 2025

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards: Number of	Exercise Or Base	Grant Date Fair Value of
Name	Description(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock (#)	Securities Underlying Options (#)	Price of Option Awards ($/sh)	Plan-Based Equity Awards ($)(2)

Fields	APP		593,750	1,187,500	2,375,000

	EVA	12/5/2025				N/A	34,188	102,564				5,984,890

	PSU	1/3/2025				21,832	43,664	87,328				3,016,824

	RSU	1/3/2025							18,713			1,049,986

	Total		593,750	1,187,500	2,375,000	21,832	77,852	189,892	18,713			10,051,700

Newman	APP		270,000	540,000	1,080,000

	PSU	1/3/2025				9,684	19,368	38,736				1,338,170

	RSU	1/3/2025							8,300			465,713

	Total		270,000	540,000	1,080,000	9,684	19,368	38,736	8,300			1,803,883

Bhatia	APP		217,000	434,000	868,000

	EVA	12/5/2025				N/A	6,837	20,511				1,196,873

	PSU	1/3/2025				7,735	15,469	30,938				1,068,781

	RSU	1/3/2025							6,629			371,953

	Total		217,000	434,000	868,000	7,735	22,306	51,449	6,629			2,637,607

Harris	APP		182,000	364,000	728,000

	EVA	12/5/2025				N/A	6,837	20,511				1,196,873

	PSU	1/3/2025				6,487	12,974	25,948				896,397

	RSU	1/3/2025							5,560			311,972

	Total		182,000	364,000	728,000	6,487	19,811	46,459	5,560			2,405,242

Wetherbee	RSU	1/3/2025							17,822			999,992

	Total								17,822			999,992

(1)

Represents the Company’s Annual Performance Plan and Long-Term Incentive Plan, consisting of PSUs and RSUs. Additionally, includes for Ms. Fields, Ms. Bhatia and Mr. Harris, a one-time grant of performance-vested Enterprise Value Acceleration awards, or “EVAs,” for the four-year performance measurement period ending in 2029. The EVA program was designed as a highly performance-contingent, multi-year incentive vehicle intended to award only extraordinary and sustained stock price appreciation. No value will be realized under the program unless significant stock price hurdles are achieved and sustained over time.

(2)

The values in this column are based on the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718 and correspond to the aggregate values disclosed in the “Stock Awards” column in the Summary Compensation Table.

64	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Outstanding Equity Awards at Fiscal Year-End for 2025

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2025

		Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)

Fields	1/4/2022	98,620	(4)	11,317,631

	1/3/2023	6,004		689,019

	1/3/2024	11,230		1,288,755

	1/3/2024				39,307	(5)	4,510,871

	7/1/2024	13,822		1,586,213

	1/3/2025	18,713		2,147,504

	1/3/2025				43,664	(6)	5,010,881

	12/5/2025				34,188	(7)	3,923,415

		148,389		17,029,122	117,159		13,445,167

Newman	1/4/2022	84,530	(4)	9,700,663

	1/3/2023	4,688		537,995

	1/3/2024	6,948		797,352

	1/3/2024				24,321	(5)	2,791,078

	1/3/2025	8,300		952,508

	1/3/2025				19,368	(6)	2,222,672

		104,466		11,988,518	43,689		5,013,750

Bhatia	3/20/2024	47,627		5,465,675

	3/20/2024				16,371	(5)	1,878,736

	1/3/2025	6,629		760,744

	1/3/2025				15,469	(6)	1,775,222

	12/5/2025				6,837	(7)	784,614

		54,256		6,226,419	38,677		4,438,572

Harris	1/4/2022	70,442	(4)	8,083,924

	1/3/2023	3,382		388,118

	1/3/2024	4,866		558,422

	1/3/2024				17,033	(5)	1,954,707

	1/3/2025	5,560		638,066

	1/3/2025				12,974	(6)	1,488,896

	12/5/2025				6,837	(7)	784,614

		84,250		9,668,530	36,844		4,228,217

Wetherbee	1/4/2022	176,106	(4)	20,209,925

	1/3/2023	13,531		1,552,818

	1/3/2024	18,717		2,147,963

	1/3/2024				65,512	(5)	7,518,157

	1/3/2025	17,822		2,045,253

		226,176		25,955,959	65,512		7,518,157

(1)

This table relates to awards under the current LTIP, including (a) time-vested RSUs granted in 2023, 2024 and 2025, which vest ratably in one-third increments over a three-year period, (b) performance-vested awards, or PSUs, for the three-year performance measurement periods ending in 2026 and 2027, and (c) for Ms. Fields, Ms. Bhatia and Mr. Harris, a one-time grant of performance-vested EVAs for the four-year performance measurement period ending in 2029. The EVA program was designed as a highly performance-contingent, multi-year incentive vehicle intended to award only extraordinary and sustained stock price appreciation. No value will be realized under the program unless significant stock price hurdles are achieved and sustained over time. Additionally, this table includes the remaining unvested portion of the one-time performance-vested Breakout Performance Plan awards, or “BPUs,” granted in 2022 to Ms. Fields and Messrs. Newman, Harris and Wetherbee for the four-year measurement period ending in 2025. One-half of these BPU awards was paid in early 2026; the remaining half will be paid in early 2027, subject to the recipient’s ongoing employment by the Company (or qualifying death, disability or retirement) and are therefore reflected on the table as time-vested awards. PSUs for the performance period ended December 31, 2025, were settled during the first quarter of 2026 but vested as of December 31, 2025, and, therefore, are not shown as outstanding on this table on this table.

(2)

The number of shares reported in this column represents the number of shares payable pursuant to the time-vested RSUs granted in 2023, 2024 and 2025 and for Ms. Fields and Messrs. Newman, Harris and Wetherbee, the remaining portion of the 2022 BPU awards that will be in early paid 2027.

(3)	Amounts were calculated using $114.76 per share, the closing price of ATI common stock at December 31, 2025.

(4)	Consists of BPU awards granted in 2022, as described above in footnote 1.

(5)

Consists of target PSUs granted under the LTIP in 2024. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2024 PSU grants are met at the end of the applicable three-year performance measurement period.

(6)

Consists of target PSUs granted under the LTIP in 2025. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2025 PSU grants are met at the end of the applicable three-year performance measurement period.

(7)

Consists of target EVAs granted under the LTIP in 2025. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2025 EVA grants are met at the end of the applicable four-year performance measurement period.

Compensation Discussion and Analysis Option Exercises and Stock Vested for 2025	ATI 2026 Proxy Statement	65

The Company does not issue stock option awards or stock appreciation rights and has not issued stock options or stock appreciation rights to its employees since 2003. The Company does not anticipate that it will use stock options or stock appreciation rights as part of its compensation program going forward. The Company does not have any program, plan, or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise, and does not grant stock options or stock appreciation rights during periods in which there is material nonpublic information about the Company.

OPTION EXERCISES AND STOCK VESTED FOR 2025

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Fields	205,603	23,289,410

Newman	167,407	19,059,661

Bhatia	10,829	572,091

Harris	130,065	14,886,457

Wetherbee	416,142	46,840,213

(1)

Consists of: (a) 82,216 shares, 64,197 shares, 46,318 shares and 185,276 shares awarded to Ms. Fields and Messrs. Newman, Harris and Wetherbee, respectively, pursuant to their 2023 PSU awards, based on payout at 195.6% of their respective target awards; (b) 98,620 shares, 84,530 shares, 70,442 shares and 176,106 shares awarded to Ms. Fields and Messrs. Newman, Harris and Wetherbee, respectively, pursuant to their 2022 Breakout Plan awards, half of which vested as of December 31, 2025, based on maximum payout of their respective target awards, (c) 13,146 shares, 10,516 shares, 7,489 shares and 31,869 shares awarded to Ms. Fields and Messrs. Newman, Harris and Wetherbee, respectively, on the third anniversary of the grant date for the RSUs granted to each of them in 2022, (d) 6,005 shares, 4,689 shares, 3,383 shares and 13,532 shares awarded to Ms. Fields and Messrs. Newman, Harris and Wetherbee, respectively, on the second anniversary of the grant date for the RSUs granted to each of them in 2023; (e) 5,616 shares, 3,475 shares, 1,913 shares, 2,433 shares and 9,359 shares awarded to Ms. Fields, Mr. Newman, Ms. Bhatia, and Messrs. Harris and Wetherbee, respectively, on the first anniversary of the grant date for the RSUs granted to each of them in 2024; and (f) 8,916 shares awarded to Ms. Bhatia upon vesting of a portion of the RSUs granted to her in 2024 when she joined the Company.

(2)

Amounts were calculated using: (a) for the 2022 RSUs, $56.63 per share, which was the average of the high and low trading prices for the Company’s stock on the NYSE on January 6, 2025; (b) for the 2023 and 2024 RSUs, $55.81 per share, which was the average of the high and low trading prices for the Company’s stock on the NYSE on January 3, 2025; and (c) for the 2023-2025 PSUs and the Breakout Plan awards, $121.09 per share, which was the average of the high and low trading prices for the Company’s stock on the NYSE on January 5, 2026.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

PENSION BENEFITS FOR 2025

Name(1)	Plan Name	Years of Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Fields	N/A	—	—	—

Newman	N/A	—	—	—

Bhatia	N/A	—	—	—

Harris	N/A	—	—	—
Wetherbee	ATI Pension Plan 2	—	—	—

	ATI Non-Qualified Benefit Restoration Plan	3	158,239	—

(1)	Ms. Fields, Ms. Bhatia and Messrs. Newman and Harris do not participate in any defined benefit plans.

(2)	Years of credited service reflect the number of years of service used for determining benefits for Mr. Wetherbee during his participation under the respective plans.

(3)

ATI Pension Plan 2, in which Mr. Wetherbee participated, was terminated effective December 31, 2022. In connection with the termination, Mr. Wetherbee elected to receive a lump sum benefit that was paid to him in 2023. See “Pension Benefits” on page 66 of this Proxy Statement for more information.

66	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Non-Qualified Deferred Compensation for 2025

Plan	Benefit Formulas and Retirement Information

ATI Pension Plan

Qualified defined benefit plan

The Allegheny Technologies Incorporated Pension Plan (“ATI Pension Plan”) is the result of the mergers of several plans previously sponsored by:

◆

Allegheny Ludlum
Corporation (“Allegheny Ludlum”), and

◆

Teledyne Inc. (“TDY”)

Effective December 31, 2014, the Company froze future benefit accruals under the ATI Pension Plan for all participating employees other than those with collectively-bargained employment arrangements.

The ATI Pension Plan has a number of benefit formulas that apply separately to various groups of employees and retirees, generally, by work location and job classification. A principal determinant of which formula applied prior to December 31, 2014 (the date at which the Company froze all remaining future benefit accruals) is whether the employee was employed by TDY at the time the respective companies became members of the controlled group that includes the Company.

Allegheny Ludlum ceased pension accruals under its pension formula in 1988, except for employees who then met certain age and service criteria, which subsequently were frozen on December 31, 2014.

Each formula for Allegheny Ludlum and TDY multiplies years of service by compensation and then by a factor to produce a benefit amount payable as a straight life annuity. That benefit amount is reduced with respect to Social Security amounts payable to determine the annuity amount payable. Participants can choose alternate benefit forms, including survivor benefits. The Allegheny Ludlum and TDY definitions of service and compensation differ somewhat, as do the factors used in the respective formulas.

ATI Pension Plan 2 Qualified defined benefit plan The ATI Pension Plan 2 was a qualified defined benefit plan to which certain former participants in the ATI Pension Plan were transferred.	As part of the Company’s ongoing pension liability management efforts, certain employees who participated in the ATI Pension Plan but were no longer accruing benefits thereunder were transferred, most recently as of December 31, 2021, to a new qualified defined benefit plan, the ATI Pension Plan 2, with terms and conditions substantially the same as the ATI Pension Plan. Consequently, Mr. Wetherbee’s pension benefit was included in the ATI Pension Plan 2. His pension benefit formula includes a period of service with TDY. The ATI Pension Plan 2 was terminated effective December 31, 2022, and its assets liquidated during 2023, in connection with which, Mr. Wetherbee elected to receive a lump sum benefit.

ATI Benefit Restoration Plan

Non-Qualified benefit plan

Effective December 31, 2014, the Company froze future benefit accruals under the defined benefit portion of the ATI Benefit Restoration Plan, in which Mr. Wetherbee participated.

Under the non-qualified ATI Benefit Restoration Plan, the Company accrues benefits for the NEOs that restore to eligible NEOs the amounts that cannot be paid to them under the terms of the Company’s defined contribution plans or the defined benefit plan (the ATI Pension Plan), in either case due to the limitations set forth in the Code. All NEOs are eligible to participate in the ATI Benefit Restoration Plan to the extent of benefits that cannot be accrued under the defined contribution plan in which the NEO participates.

Distributions under the ATI Benefit Restoration Plan are available only at the times and in the same forms as under the ATI Pension Plan, subject to payment delays to comply with Section 409A of the Code.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2025

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings In Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Fields	161,784	16,429	—	622,967

Newman	89,384	10,700	—	404,369

Bhatia	49,400	867	—	54,890

Harris	55,718	7,305	—	276,669

Wetherbee	134,077	36,697	—	1,309,239

(1)

Reflects contributions made pursuant to the non-qualified defined contribution portion of the ATI Non-Qualified Benefit Restoration Plan. Under the terms of the plan, the participants do not contribute; only the Company contributes to the plan on the participants’ behalf. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for 2025.

(2)

Aggregate earnings for the ATI Non-Qualified Benefit Restoration Plan are calculated on a daily basis, including current year contributions, multiplied by the interest rate on the Fixed Income Fund investment option in the Company’s qualified defined contribution plan.

Compensation Discussion and Analysis Employment and Change in Control Agreements	ATI 2026 Proxy Statement	67

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

ATI does not have any employment agreements with its NEOs.

Change in Control Agreements

The Company has agreements with each currently-employed NEO and certain other key employees to encourage the continued support of the executive and the availability of the executive’s advice and counsel notwithstanding the possibility, threat or occurrence of a change in control. All of our executive officers and certain other key members of the Company’s leadership have change in control agreements, none of which include any excise tax gross-up provision.

Under the agreements, a “change in control” is defined as:

◆

an acquisition by any individual, entity or group (a “Person”) of beneficial ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

◆

the completion of a tender offer pursuant to which 20% or more of the voting power of Company stock has been acquired, subject to limited exceptions;

◆

a change in the composition of the Board such that the individuals who constitute the Board cease for any reason to constitute at least a majority of the Board, subject to limited exceptions for directors who are appointed or nominated by the incumbent Board;

◆

the occurrence of a successful solicitation electing or removing 50% of the members of the Board or the Board consisting less than 51% of continuing directors;

◆

the occurrence of a merger, consolidation, sale or similar business combination transaction, unless:

–

the existing beneficial owners of the Company’s outstanding stock immediately prior to the transaction continue to hold more than 50% of the equity and voting power of the resulting entity;

–

no person beneficially owns 20% or more of the outstanding equity of the resulting entity, except to the extent that such ownership existed prior to the transaction; and

–

at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; or

–

approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

In general, the agreements provide for the payment of severance benefits if a change in control occurs and, within 24 months after the change in control, either:

◆

the Company terminates the executive’s employment without “cause,” which is defined to mean a felony conviction or plea of guilty to a charge of commission of a felony, breach of fiduciary duty owed to the Company involving personal profit, willful engaging by the executive in gross misconduct that is materially and demonstrably injurious to the Company, or intentional continued failure to perform stated duties after 30 days’ notice to cure; or

the executive terminates employment with the Company for “good reason,” which is defined to mean:

◆

a material diminution of duties, responsibilities or status or the assignment of duties inconsistent with position;

◆

relocation more than 35 miles from principal job location;

◆

reduction in annual salary or material reduction in other compensation or benefits;

◆

failure by the Company to cause a successor to assume and agree to perform the Company’s obligations under the agreement;

◆

material diminution in the budget over which the executive retains authority; or

◆

purported termination other than as expressly permitted in the agreement.

An executive officer entitled to severance benefits under a change in control agreement will be paid a lump sum cash payment generally within thirty days of the date of termination (except to the extent of compensation that is deemed to be “deferred compensation” under Section 409A of the Internal Revenue Code) equal to the sum of:

◆

base severance consisting of base salary (based on the highest annual rate of base salary of the executive as in effect within two years prior to either his or her termination or the effective date of the change in control) plus annual cash incentive (at the greater of target for the year in which the change in control occurs or the actual amount paid for the year prior to the year in which the change in control occurs) times a multiple (which is 2.99x for Mr. Wetherbee and Ms. Fields and 2x for Ms. Bhatia and Messrs. Newman and Harris);

68	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Employment and Change in Control Agreements

◆

aggregate amounts accrued through the date of termination (including but not limited to accrued but unpaid salary or cash incentive compensation and amounts accrued under any qualified, non-qualified or supplemental employee benefit plan); and

◆	prorated annual incentive for the then uncompleted year measured at the greater of target or the level of performance achieved through the date of termination projected through the end of the year.

The executive will also be provided:

◆

an additional lump sum payment equal to the incremental cost to the executive to maintain continued health and welfare coverage for the executive and, if applicable, his or her eligible dependents, under the Company’s group health plan(s) for a period of 36 months;

◆	reimbursement for outplacement services up to $25,000 for Ms. Fields and Mr. Wetherbee and $15,000 for Ms. Bhatia and Messrs. Newman and Harris; and

◆

for Mr. Wetherbee, credited service and full vesting under certain legacy supplemental pension plans in which he participates (and which were closed to new participants prior to the time that Mses. Fields and Bhatia or Messrs. Newman and Harris joined the Company).

The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change in control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

The Compensation and Leadership Development Committee has reviewed the change in control valuation, as well as the purposes and effects of the agreements, and determined that it is in the Company’s best interests to retain the change in control agreements on their terms and conditions.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2026 Proxy Statement	69

POTENTIAL PAYMENTS UPON TERMINATION

The tables below reflect estimates of the amount of compensation (in addition to the amounts shown in the compensation tables) payable to each NEO in the event of termination of such executive’s employment by reason of retirement, death or disability, or within 24 months following a change in control to the extent such termination is without cause or is the result of the executive’s resignation for good reason. The amounts shown assume that such termination was effective as of December 31, 2025. The closing price of ATI’s common stock on the NYSE on that date was $114.76. The amounts shown are estimates of the amounts that would be paid out to the executives upon their termination under the circumstances specified. For purposes of the tables, calculations related to incentive compensation are based on the greater of the target award or the value earned for actual performance against the preset performance goals through the assumed date of termination. The actual amounts payable can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a NEO’s employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment. Such amounts include:

◆	non-equity incentive compensation earned during the fiscal year;

◆	amounts contributed under the savings portion of the defined contribution plan and the Benefit Restoration Plan;

◆	unused vacation pay; and

◆	amounts accrued and vested through the ATI Pension Plan.

Payments Made Upon Retirement

In the event of the retirement of a NEO, in addition to the items identified above, he or she will be entitled (subject to the Company’s consent for certain amounts) to receive his or her outstanding equity awards (or a prorated portion thereof) when the shares subject to such awards would otherwise have become payable as a result of the passage of time or the achievement of the applicable performance criteria.

Consent of the Company is required for payments of awards under the long-term compensation plans upon retirement.

Payments Made Upon Death or Disability

In the event of the death or disability of a NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination” above, the NEO or their estate will be entitled to receive his or her outstanding equity awards and may receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate, each as generally available to all salaried employees.

70	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Payments Made Upon a Change in Control

The Company is a party to a change in control severance agreement with each NEO that provides the NEO with payments in the event his or her employment is terminated by the Company for reasons other than cause or by the NEO for good reason (defined to include changes such as diminishment of pay, benefits, title or job responsibilities or transfer from the home office) within 24 months after a change in control. See the information under the caption “Employment and Change in Control Agreements” for definitions.

The tables below illustrate the amount of payments due in various circumstances, including following a change in control. As noted, the column “Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 Months of a Change in Control)” assumes that there was a change in control at the December 31, 2025, closing price of $114.76 per share, and all of the NEOs had a triggering event on December 31, 2025, and all cash amounts due, all deferred compensation enhancements, and all potential benefit payments were to be paid in a single lump sum.

Kimberly A. Fields ($ in thousands):

Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	7,093	0	0

Short-Term Incentive Compensation:

Accrued 2025 APP	2,296	2,296	2,296	2,296

Long-Term Incentive Compensation:

LTIP(2)	17,029	17,029	17,029	17,029

Other Benefits:

Non-qualified defined contribution plan	0	227	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	60	0	0

Outplacement	0	25	0	0

Total	19,325	26,730	19,325	19,325

(1) Includes the sum of Ms. Fields’ base salary rate at December 31, 2025, of $950,000 and $1,422,302 (her actual award under the 2024 APP), times her 2.99x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2023 – 2025 PSUs that vested at a rate of 195.6% of target on December 31, 2025, the first installment paid with respect to the 2022 – 2025 BPUs that vested at their maximum level on December 31, 2025, and the pro-rata portion of PSU awards, including under the EVA program, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2026 Proxy Statement	71

Donald P. Newman ($ in thousands):

Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,935	0	0

Short-Term Incentive Compensation:

Accrued 2025 APP	1,044	1,044	1,044	1,044

Long-Term Incentive Compensation:

LTIP(2)	11,988	11,988	11,988	11,988

Other Benefits:

Non-qualified defined contribution plan	0	108	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	56	0	0

Outplacement	0	15	0	0

Total	13,032	16,146	13,032	13,032

(1) Includes the sum of Mr. Newman’s base salary rate at December 31, 2025, of $675,000 and $792,303 (his actual award under the 2024 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2023 – 2025 PSUs that vested at a rate of 195.6% of target on December 31, 2025, the first installment paid with respect to the 2022 – 2025 BPUs that vested at their maximum level on December 31, 2025, and the pro-rata portion of PSU awards, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Vaishali S. Bhatia ($ in thousands):

Executive Benefit and Payments Upon Separation(1)	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death

Base Severance(2):	2,168	0	0

Short-Term Incentive Compensation:

Accrued 2025 APP	827	827	827

Long-Term Incentive Compensation:

LTIP(3)	6,226	6,226	6,226

Other Benefits:

Non-qualified defined contribution plan	99	0	0

Non-qualified defined benefit plan	0	0	0

Health & Welfare Benefits	55	0	0

Outplacement	15	0	0

Total	9,390	7,053	7,053

(1) Ms. Bhatia was not yet retirement eligible as of December 31, 2025. Therefore, no amounts with respect to retirement are shown.

(2)  Includes the sum of Ms. Bhatia’s base salary rate at December 31, 2025, of $620,000 and $464,235 (her actual award under the 2024 APP), times her 2x multiple.

(3)  Amounts shown for termination as a result of retirement, disability or death exclude the pro-rata portion of remaining PSU awards, including under the EVA program, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

72	ATI 2026 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Timothy J. Harris ($ in thousands):

Executive Benefit and Payments Upon Separation(1)	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death

Base Severance(2):	2,093	0	0

Short-Term Incentive Compensation:

Accrued 2025 APP	708	708	708

Long-Term Incentive Compensation:

LTIP(3)	9,669	9,669	9,669

Other Benefits:

Non-qualified defined contribution plan	83	0	0

Non-qualified defined benefit plan	0	0	0

Health & Welfare Benefits	54	0	0

Outplacement	15	0	0

Total	12,622	10,377	10,377

(1) Mr. Harris was not yet retirement eligible as of December 31, 2025. Therefore, no amounts with respect to retirement are shown.

(2)  Includes the sum of Mr. Harris’s base salary rate at December 31, 2025, of $520,000 and $526,474 (his actual award under the 2024 APP), times his 2x multiple.

(3)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2023 – 2025 PSUs that vested at a rate of 195.6% of target on December 31, 2025, the first installment paid with respect to the 2022 – 2025 BPUs that vested at their maximum level on December 31, 2025, and the pro-rata portion of PSU awards, including under the EVA program, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Robert S. Wetherbee ($ in thousands):

Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	7,638	0	0

Short-Term Incentive Compensation:

Accrued 2025 Short-Term Incentive	500	500	500	500

Long-Term Incentive Compensation:

LTIP(2)	25,956	25,956	25,956	25,956

Other Benefits:

Non-qualified defined contribution plan	0	120	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	54	0	0

Outplacement	0	25	0	0

Total	26,456	26,293	26,456	26,456

(1) Includes the sum of $1,040,000 (the highest annual rate of base salary paid to Mr. Wetherbee within the two year prior to the assumed change in control) and $1,514,420 (his actual award under the 2024 APP), times his 2.99x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2023 – 2025 PSUs that vested at a rate of 195.6% of target on December 31, 2025, the first installment paid with respect to the 2022 – 2025 BPUs that vested at their maximum level on December 31, 2025, and the pro-rata portion of PSU awards that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

CEO Pay Ratio	ATI 2026 Proxy Statement	73

CEO PAY RATIO

For 2025, our last completed fiscal year, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 123:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

We believe the methodology, assumptions and estimates described below to be reasonable given our employee population. The SEC rules grant companies significant flexibility in determining the methodology, assumptions and estimates used to comply with the requirements of this disclosure. As acknowledged by the SEC, this flexibility could reduce the comparability of disclosed pay ratios across companies. Therefore, our pay ratio may not necessarily be representative of or comparable to pay ratios disclosed by other companies in the industry or otherwise. Further, the Committee remains mindful of internal pay equity and the importance of responsible executive compensation governance. ATI maintains broad-based compensation programs for employees across the organization and regularly reviews market competitiveness and internal alignment in setting executive compensation.

To identify our median employee and to calculate the annual total compensation of our median employee and that of our CEO, we used the following methodology, assumptions and estimates:

Selection of Determination Date	We selected December 31, 2025, as the date on which we would identify the median employee from our adjusted employee population for 2025.

Determination of Adjusted Employee Population

As of December 31, 2025, we had a total of 7,572 U.S. and non-U.S. employees. To establish the population for identifying our median employee, we excluded 227 employees who were on either leave or suspended status, as well as 55 employees located in a number of foreign jurisdictions under the 5% de minimis exception as shown in the table below.

Our remaining employee population as of December 31, 2025 consisted of approximately 7,290 employees working either full time or part time in the United States, Poland or China at our parent company and consolidated subsidiaries, including our majority-owned joint venture, STAL.

	Jurisdictions Excluded from Employee Population (number of employees estimated as of December 31, 2025)	Headcount at December 31, 2025 By Region

United Kingdom	11	India	5
Germany	6	Singapore	3
France	10	Taiwan	2
Japan	8	Spain	2
Korea	6	Italy & Brazil (each)	1

Identification of Median Employee

We compared the cash compensation, including wages, overtime, salary and bonuses, paid during our fiscal year 2025 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.

◆

As part of this analysis, we converted the compensation paid to non-U.S. employees from local currency to U.S. dollars using exchange rates in effect on December 31, 2025; and

◆

annualized the compensation of each full-time or part-time employee who was hired in 2025 and included in the adjusted employee population.

Calculation of Annual Total Compensation

◆

We determined the median employee’s 2025 annual total compensation to be $109,510, which is the amount that would have been reported for our median employee in the “Total” column of our 2025 Summary Compensation Table if he had been a Named Executive Officer for fiscal 2025.

◆

We determined the CEO’s 2025 annual total compensation to be $13,512,737. We used the amount reported for Ms. Fields in the “Total” column* of our 2025 Summary Compensation Table.

*See Summary Compensation Table “Total” column (j) on page 61 of this proxy statement.

74	ATI 2026 Proxy Statement	Pay Versus Performance

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the years listed below. “Compensation Actually Paid” as presented in the following tables reflects
SEC-mandated
valuation methodologies that incorporate
year-end
stock prices and accounting adjustments. These figures may fluctuate significantly year-over-year and may not represent amounts actually realized in cash by executives during the year. The Committee evaluates compensation using both realized and realizable perspectives and considers alignment with long-term stockholder returns, peer performance, and internal pay equity. For further information concerning ATI’s variable pay-for-performance
philosophy and how ATI aligns executive compensation with its performance, see “Executive Compensation — Compensation Discussion and Analysis.”

Year	Summary Compensation Table total for CEO Wetherbee ($) (1)	Summary Compensation Table total for CEO Fields ($) (2)	Compensation actually paid to CEO Wetherbee ($)	Compensation actually paid to CEO Fields ($)	Average Summary Compensation Table total for non-CEO NEOs ($) (3)	Average Compensation actually paid to non-CEO NEOs ($) (4)	Value of initial fixed $100 investment based on:		Net Income ($ in millions)	ATI Adjusted EBITDA ($ in millions) (6)
							Total shareholder return ($)	Peer group total shareholder return ($) (5)

2025	N/A	13,512,737	N/A	41,065,828	3,520,647	27,386,687	697.38	196.36	404.3	859.3

2024	7,173,761	5,891,817	41,116,787	18,472,411	3,033,063	9,215,541	330.65	170.68	367.8	729.1

2023	7,670,554	N/A	35,206,270	N/A	2,902,853	12,593,071	271.14	149.41	410.8	634.6

2022	11,007,608	N/A	32,090,373	N/A	4,410,737	11,733,557	178.06	113.68	323.5	612.8

2021	7,590,345	N/A	6,677,580	N/A	2,792,700	2,480,715	94.99	128.45	184.6	366.5

(1)
For 2024, reflects total compensation for our former CEO, Robert S. Wetherbee, who was our “Principal Executive Officer” through June 30, 2024, as determined in accordance with Item 402(c) of Regulation
S-K
(“Item 402(c)”). For a reconciliation of Compensation Actually Paid to Total Compensation as reflected on the Company’s Summary Compensation Table for 2025, as shown on page 61 of this Proxy Statement (the “Summary Compensation Table”) for Mr. Wetherbee, see the immediately following table under the heading “Compensation Actually Paid to CEO.”

(2)
For 2024, reflects total compensation for our current CEO,
Kimberly A. Fields
, who became our “Principal Executive Officer” on July 1, 2024, as determined in accordance with Item 402(c) and reflected on the Summary Compensation Table. For a reconciliation of Compensation Actually Paid to Total Compensation as reflected on the Summary Compensation Table for Ms. Fields, see the immediately following table under the headings “Compensation Actually Paid to CEO.”

(3)
Reflects the average total compensation for our
non-CEO
NEOs as determined in accordance with Item 402(c) and reflected in the Summary Compensation Table for 2025, 2024, 2023, 2022 and 2021 as indicated. Compensation paid to the following executive officers is included in the average amounts shown for each such year:

2025: Donald P. Newman, Vaishali S. Bhatia, Timothy J. Harris and Robert S. Wetherbee.

2024: Messrs. Newman and Harris, Ms. Bhatia, Tina K. Busch and Elliot S. Davis. Ms. Busch, the Company’s former Senior Vice President and Chief Human Resources Officer, ceased to be an executive officer of the Company in December 2025, and Mr. Davis, the Company’s former Senior Vice President, General Counsel and Chief Compliance Officer, retired in 2024.

2023: Ms. Fields and Messrs. Newman, Harris and Davis

2022: Ms. Fields, Messrs. Newman and Davis, and Kevin B. Kramer, who ceased to serve as an executive officer of the Company in 2022 and retired in January 2024.

2021: Ms. Fields and Messrs. Newman, Kramer and Davis

(4)
For a reconciliation of average Compensation Actually Paid to average Total Compensation as reflected on the Summary Compensation Table for our non-CEO
NEOs, see the table below under the heading “Compensation Actually Paid to
Non-CEO
NEOs.”

(5)	The peer group used for the purposes of this table is the S&P MidCap 400 Industrials Index.

(6)	The Company Selected Measure for purposes of this table is ATI Adjusted EBITDA.
The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our CEO during each of the years in question. “Compensation Actually Paid” as presented in the following tables reflects
SEC-mandated
valuation methodologies that incorporate
year-end
stock prices and accounting adjustments. These figures may fluctuate significantly year-over-year and may not represent amounts actually realized in cash by executives during the year. The Committee evaluates compensation using both realized and realizable perspectives and considers alignment with long-term stockholder returns, peer performance, and internal pay equity.

Pay Versus Performance	ATI 2026 Proxy Statement	75

Compensation Actually Paid to CEO

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2025	13,512,737	—	(10,051,700)	11,388,806	14,054,649	12,161,336	41,065,828

2024 (Fields)	5,891,817	—	(3,461,225)	4,538,766	3,989,042	7,512,010	18,472,411

2024 (Wetherbee)	7,173,761	(5,076)	(4,518,727)	11,507,917	7,858,424	19,100,489	41,116,787

2023	7,670,554	(17,259)	(4,774,796)	8,913,063	13,040,130	10,374,578	35,206,270

2022	11,007,608	—	(7,555,702)	18,204,232	8,330,568	2,103,668	32,090,373

2021	7,590,345	—	(4,428,259)	3,040,422	(43,181)	518,253	6,677,580

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table.

(2)
Reflects the actuarial change in the present value of Mr. Wetherbee’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate, including the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participated.

(3)
Aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s LTIP. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date. Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(4)
Aggregate
year-end
2025, 2024, 2023, 2022 and 2021 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs and EVAs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.

The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “
actually
paid” to our
non-CEO
NEOs during each of the years in question. “Compensation Actually Paid” as presented in the following tables reflects
SEC-mandated
valuation methodologies that incorporate
year-end
stock prices and accounting adjustments. These figures may fluctuate significantly year-over-year and may not represent amounts actually realized in cash by executives during the year. The Committee evaluates compensation using both realized and realizable perspectives and considers alignment with long-term stockholder returns, peer performance, and internal pay equity.
Compensation Actually Paid to
Non-CEO
NEOs

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Prior Year-End Fair Value of Equity Awards Forfeited in CY ($)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2025	3,520,647	—	(1,961,681)	3,512,325	11,023,052	11,292,344	—	27,386,687

2024	3,033,063	—	(1,747,787)	2,261,848	2,107,026	3,561,390	—	9,215,541

2023	2,902,853	—	(1,549,120)	2,776,371	5,712,179	2,750,786	—	12,593,071

2022	4,410,737	—	(1,766,323)	6,781,978	2,710,245	596,920	—	11,733,557

2021	2,792,700	—	(1,392,976)	1,003,087	(12,807)	90,710	—	2,480,715

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table.

(2)
Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate.

(3)
Average grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made to NEOs under the Company’s LTIP in 2025, 2024, 2023, 2022 and 2021 as indicated. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date. Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(4)
Average
year-end
2025, 2024, 2023, 2022 and 2021 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable
PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.

76	ATI 2026 Proxy Statement	Pay Versus Performance

Relationship Between Pay and Performance
The following graphs show the relationship between “Compensation Actually Paid” to our CEO and other named executive officers in 2021, 2022, 2023, 2024 and 2025 to:

◆	Our Company Selected Performance Measure : ATI’s Adjusted EBITDA; and

◆	Net Income : ATI’s net income (loss) for the periods shown; and

◆	Relative TSR : ATI’s TSR and that of the S&P MidCap 400 Industrials Index.
“Compensation Actually Paid” as presented in the following tables reflects
SEC-mandated
valuation methodologies that incorporate
year-end
stock prices and accounting adjustments. These figures may fluctuate significantly year-over-year and may not represent amounts actually realized in cash by executives during the year. The Committee evaluates compensation using both realized and realizable perspectives and considers alignment with long-term stockholder returns, peer performance, and internal pay equity.

Pay Versus Performance	ATI 2026 Proxy Statement	77

2025 Performance Measures
For 2025, the performance measures listed below were identified as the most important to ATI’s compensation-setting process for named executive officers. The importance of EBITDA and cash flow is reflected in our use of these measures when setting performance standards applicable to our annual short-term incentive program, while the importance of both relative and absolute TSR are reflected in the performance criteria established for our longer-term, performance-vested equity awards.

Performance Measures:	Other Factors We Consider:

Net Income Adjusted EBITDA Operating Cash Flow Free Cash Flow Relative Total Shareholder Return Absolute Total Shareholder Return
As discussed in greater detail in the “Compensation Discussion and Analysis” portion of this Proxy Statement, in addition to the performance measures listed here, our Compensation and Leadership Development Committee considers a range of factors in determining compensation, including among others: compensation levels among our benchmarking peer group; shareholder feedback; the advice of our independent compensation consultants and other advisors; our effectiveness in attracting and retaining the talent necessary to pursue our strategic goals; and the Committee’s overall evaluation of the individual performance of our CEO and each NEO, both in general and relative to their individual strategic goals for the year.

Reconciliations of Adjusted EBITDA to Net Income (Loss) Attributable to ATI (the most directly comparable GAAP measure) are provided (a) for 2025 on page 34 of our Annual Report on Form
10-K
for the year ended December 28, 2025, which we filed with the SEC on February 20, 2026, (b) for 2024 on page 33 of our Annual Report on Form
10-K
for the year ended December 29, 2024, which we filed with the SEC on February 21, 2025, (c) for 2023 on page 37 of our Annual Report on
Form 10-K
for the year ended December 31, 2023, which we filed with the SEC on February 23, 2024, and (d) for 2022 and 2021, on page 32 of our Annual Report on Form
10-K
for the year ended December 31, 2022, which we filed with the SEC on February 24, 2023.

78	ATI 2026 Proxy Statement	Proposal 3: Ratification of the Selection of Independent Auditors Audit Committee Pre-Approval Policy

Proposal 3: Ratification of the

Selection of Independent Auditors

Ernst & Young LLP serves as our independent registered public accounting firm (the “independent auditors”). They have unrestricted access to the Audit and Risk Committee to discuss audit findings and other financial matters. The Audit and Risk Committee believes that Ernst & Young is knowledgeable about ATI’s operations and accounting practices and is well qualified to act in the capacity of independent auditors.

In appointing Ernst & Young as our independent auditors for the 2026 fiscal year and making its recommendation that stockholders ratify the selection, the Audit and Risk Committee considered, among other matters, whether the audit and non-audit services Ernst & Young provides are compatible with maintaining the independence of our outside auditors. If our stockholders do not ratify the selection of Ernst & Young, the Audit and Risk Committee will reconsider the selection of Ernst & Young as the Company’s independent auditors. Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Annual Meeting.

AUDIT COMMITTEE PRE-APPROVAL POLICY

Under ATI’s Audit and Risk Committee Pre-Approval Policy, the Audit and Risk Committee reviews and approves all services to be provided by Ernst & Young and the engagement terms and fees for such services before the firm is retained to perform any such services. While the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor’s independence, absent unusual circumstances, the Committee does not expect to retain the independent auditor to provide tax services. Under the pre-approval policy, the Committee has delegated limited pre-approval authority to the Chair of the Committee with respect to permitted, non-tax related services. The Chair is required to report any pre-approval decisions to the Committee at its next scheduled meeting. The Audit and Risk Committee pre-approved all audit and non-audit services provided by Ernst & Young in 2025 and 2024.

INDEPENDENT AUDITOR: SERVICES AND FEES

The fees and expenses of Ernst & Young for the indicated services performed during 2025 and 2024 were as follows (amounts in thousands):

	2025	2024

Audit fees	$4,857	$4,928

Audit-related fees	$0	$0

Tax fees	$0	$0

All other fees	$5	$6

Total	$4,862	$4,934

“Audit fees” consisted of fees related to the annual audit of the Company’s consolidated financial statements and review of the consolidated financial statements in our Quarterly Reports on Form 10-Q, Sarbanes-Oxley Section 404 attestation services, audit and attestation services related to statutory or regulatory filings, the issuance of consents, and captive insurance company audits.

“Audit-related fees” consisted of fees related to certain due diligence services and an audit of a pension plan.

“Tax fees” consisted of certain tax consulting and compliance services for our international operations.

“All other fees” consisted of subscriptions to Ernst & Young’s web-based EYOnline accounting reference library in both periods.

Audit and Risk Committee Report Roles and Responsibilities	ATI 2026 Proxy Statement	79

Audit and Risk Committee Report

The following is the report of the Audit and Risk Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2025.

ROLES AND RESPONSIBILITIES

The Audit and Risk Committee monitors and oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Committee reviews and discusses management’s report on internal control over financial reporting. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of ATI’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to their conformity with U.S. generally accepted accounting principles, and attesting to the effectiveness of ATI’s internal control over financial reporting.

REQUIRED DISCLOSURES AND DISCUSSIONS

The Audit and Risk Committee has reviewed ATI’s financial statements, and has met and held discussions with ATI’s management, internal auditors, and the independent auditors regarding those financial statements, including a discussion of quality, not just acceptability, of the Company’s accounting principles, and Ernst & Young’s judgment regarding these matters.

The Audit and Risk Committee discussed with the internal auditors and independent auditors matters required to be discussed by the applicable requirements of the PCAOB. The Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of ATI’s financial reporting. The Audit and Risk Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.

The Audit and Risk Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered the compatibility of non-audit services with Ernst & Young’s independence. This information was also discussed with Ernst & Young.

COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 28, 2025, as filed with the SEC. The Board of Directors has approved this inclusion.

Submitted by:

Audit and Risk Committee

Chair:	Ruby Sharma
Members:	Leroy M. Ball, Jr.
Herbert J. Carlisle
Marianne Kah Elizabeth H. Lund Jean Lydon-Rodgers

80	ATI 2026 Proxy Statement	Stock Ownership Information

Stock Ownership

Information

FIVE PERCENT OWNERS OF COMMON STOCK

The entities listed in the following table are beneficial owners of five percent or more of ATI common stock as of December 31, 2025, based on information filed with the SEC. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer currently, and shares such person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Of Class(1)

Capital International Investors 333 South Hope Street Los Angeles, CA 90071	17,638,463	(2)	12.9%

The Vanguard Group 1000 Vanguard Blvd. Malvern, PA 19355	13,895,719	(3)	10.2%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	13,891,604	(4)	10.2%

Capital World Investors 333 South Hope Street Los Angeles, CA 90071	7,909,109	(5)	5.8%

(1)	Percentages are based on shares of ATI common stock outstanding as of March 16, 2026, as of which date there were 136,462,390 shares of ATI common stock outstanding.

(2)

Based on a Schedule 13G/A filing under the Exchange Act, made on November 13, 2025, by Capital International Investors, a division of Capital Research and Management Company, reporting sole voting power with respect to 17,610,082 shares, and sole dispositive power with respect to 17,638,463 shares at September 30, 2025.

(3)

Based on a Schedule 13G/A filing under the Exchange Act, made on April 30, 2025, by The Vanguard Group reporting sole voting power with respect to 48,868 shares and sole dispositive power with respect to 13,694,200 shares at March 31, 2025.

(4)

Based on a Schedule 13G/A filing under the Exchange Act, made on October 3, 2025, by BlackRock, Inc., reporting sole voting power with respect to 13,436,277 shares and sole dispositive power with respect to 13,891,604 shares at September 30, 2025.

(5)

Based on Schedule 13G filing under the Exchange Act made of November 13, 2025 by Capital World Investors reporting sole voting power and sole dispositive power with respect to 7,909,109 shares at November 30, 2025.

Stock Ownership Information Stock Ownership of Directors, Board Nominees and Executive Management	ATI 2026 Proxy Statement	81

STOCK OWNERSHIP OF DIRECTORS, BOARD NOMINEES AND EXECUTIVE MANAGEMENT

The following table shows the shares of ATI common stock reported to ATI as beneficially owned as of March 16, 2026, by the nominees for director, the other current directors, each officer named in the Summary Compensation Table, and for all directors, executive officers and other statutory insiders as a group. Unless indicated otherwise below, the information provided in the following table is based on the Company’s records, information filed with the SEC, and information furnished by the respective individuals and includes as “beneficially owned” those shares that each such person has the power to vote or transfer currently, or the right to acquire within 60 days following March 16, 2026.

For biographical information regarding the beneficial owners, please see information under “Proposal 1—Election of Directors” and “Members of ATI’s Executive Management” of this Proxy Statement. The business address for each beneficial owner is c/o ATI Inc., 2021 McKinney Avenue, Suite 1100, Dallas, 75201.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class

Vaishali S. Bhatia	19,474	*

Leroy M. Ball	33,832	*

Herbert J. Carlisle	36,651	*

Carolyn Corvi	70,240	*

Kimberly A. Fields	229,414	*

Timothy J. Harris	151,058	*

J. Brett Harvey	98,869	*

David P. Hess	34,040	*

Marianne Kah	34,170	*

Elizabeth H. Lund	631	*

Jean Lydon-Rodgers	631	*

David J. Morehouse	38,168	*

Donald P. Newman	339,773	*

Ruby Sharma	6,380	*

Robert S. Wetherbee	233,603	*

All directors, nominees and executive officers as a group (16 persons)	1,330,768	*

*Indicates beneficial ownership of less than one percent (1%) of the outstanding shares of ATI common stock. As of March 16, 2026, there were 136,462,390 shares of ATI common stock outstanding.

(1)

The table includes aggregate restricted stock awards as follows: (a) 2,054 shares for each of Ms. Corvi, Ms. Kah, Ms. Sharma and Messrs. Ball, Carlisle and Hess; (b) 4,889 shares for Mr. Harvey; (c) 631 shares for each of Ms. Lund and Ms. Lydon-Rodgers (d) 4,108 shares for Mr. Morehouse; and (e) 22,583 shares held by all directors, nominees and officers as a group. The table includes shares jointly held with named individuals’ spouses. The table does not generally include restricted stock units granted to our NEOs in 2024, 2025 and 2026, most of which do not vest within 60 days following March 16, 2026, except that the number of shares shown for Ms. Bhatia includes 10,191 shares of stock that vested on March 20, 2026.

82	ATI 2026 Proxy Statement	Annual Meeting Information 2026 Annual Meeting of Stockholders — Questions and Answers

Annual Meeting Information

2026 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

1.	How can I attend, vote and ask questions at the virtual 2026 Annual Meeting?

The 2026 Annual Meeting will be conducted exclusively by webcast at www.meetnow.global/MSSZRJ5 on May 14, 2026, at 11:30 a.m. Central Time. We encourage you to access the 2026 Annual Meeting prior to the start time. Online access will begin at 11:15 a.m. Central Time.

We are committed to ensuring, to the extent possible, that our stockholders will be afforded the ability to participate at the virtual meeting like they would at an in-person meeting. You are entitled to participate, vote and submit questions at the 2026 Annual Meeting if you were a stockholder of record as of the close of business on March 16, 2026, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee. No physical meeting will be held.

For Stockholders of Record

Stockholders of record will be able to participate in the 2026 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. To access the live webcast of the meeting, you will need the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

For Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the 2026 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Please forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Monday, May 11, 2026. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners who are unable to register in advance may still attend the 2026 Annual Meeting by visiting www.meetnow.global/MSSZRJ5 as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, we have provided additional methods so that all of our stockholders can submit questions. See “To submit a question” below.

To submit a question at the virtual 2026 Annual Meeting

In Advance of the Meeting. Stockholders may submit questions in advance of the meeting by emailing their questions, along with proof of ownership, to investors@ATI Materials.com

During the meeting. You may submit questions during the live webcast of the meeting by visiting the meeting website at www.meetnow.global/MSSZRJ5 and entering your control number. Once logged in, click on the “messages” icon at the top of the screen to type in your question, then click the arrow icon on the right to submit.

Those who attend the 2026 Annual Meeting as a “guest,” as described above, will not have the option to submit questions during the live webcast of the meeting. However, you may email your question, along with proof of ownership, during the live meeting to investors@ATI Materials.com.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

For technical support

If you encounter technical difficulties with the virtual meeting platform on the day of the meeting, a link on the meeting page will provide further assistance, or you may call 1-888-724-2416 or 1-781-575-2748.

2.	Will you make a list of stockholders entitled to vote at the 2026 Annual Meeting available electronically?

We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from April 30, 2026, through May 14, 2026, at our corporate offices or on request by email to investors@atimaterials.com. The list will also be available to stockholders at www.meetnow.global/MSSZRJ5 during the live webcast of the 2026 Annual Meeting.

Annual Meeting Information 2026 Annual Meeting of Stockholders — Questions and Answers	ATI 2026 Proxy Statement	83

3.	How do I obtain materials for the Annual Meeting?

We are making this Proxy Statement and ATI’s 2025 Annual Report available to our stockholders electronically via the internet. On or about March 24, 2026, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Annual Report and how to vote online. Unless you request a printed copy of the proxy materials by following the instructions for requesting such materials contained in the Notice, you will not receive a printed copy of the proxy materials. This Proxy Statement and our 2025 Annual Report are available to you at envisionreports.com/ATI and on our website at ATImaterials.com.

4.	Who is entitled to vote at the Annual Meeting?

If you held shares of ATI Inc. common stock at the close of business on March 16, 2026, you may vote your shares at the Annual Meeting. On that day, 136,462,390 shares of our common stock were outstanding.

In order to vote, you must either follow the instruction on your proxy card to designate a proxy to vote on your behalf or attend the meeting and vote your shares during the meeting. Even if you plan to attend the meeting, please return your proxy as soon as possible so that your shares are represented and will be voted and that we will have a quorum to conduct business if your plans change.

5.	How do I cast my vote?

There are four different ways you may cast your vote. You may vote by:

Telephone	using the toll-free number listed on each proxy or voting instruction card
Online	at the web address provided on each proxy or voting instruction card
Mail	marking, signing, dating and returning each proxy or voting instruction card in the postage-paid envelope provided. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote on any particular item, your shares will be voted as the Board of Directors recommends for any such item.
Attending and voting during the Virtual Annual Meeting	only if you are a stockholder of record (that is, your shares are registered directly in your name on the Company’s books and are not held in “street name” through a broker, bank or other nominee).

If you are a stockholder of record and wish to vote by telephone or electronically through the Internet, you will need to use the individual control number that is printed on your proxy card to authenticate your ownership. The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Time on May 13, 2026.

If your shares are held in “street name” (that is, they are held in the name of broker, bank or other nominee), or if your shares are held in one of the Company’s savings or retirement plans, you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in ATI’s savings or retirement plans, see the response to question 15 below.

6.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly, to vote electronically, or to vote in person at the Annual Meeting. If you have requested printed materials, we have enclosed a proxy card for you to use.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by your broker, bank or nominee who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal voting proxy from your broker, bank or nominee. If you requested printed materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

7.	I am a beneficial owner. Why do I need to request a legal proxy to be able to vote at the virtual meeting?

If your shares are held in an account at a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and the Notice was sent to you by your nominee. The bank, broker or other nominee holding your account is the

84	ATI 2026 Proxy Statement	Annual Meeting Information 2026 Annual Meeting of Stockholders — Questions and Answers

stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or nominee regarding how to vote the shares in your account. You are also invited to attend the virtual 2026 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares or submit questions during the meeting unless you request and obtain a “legal proxy” from your bank, broker or other nominee.

8.	What documentation can I provide as proof of my ownership?

You need to provide documentation showing that you owned ATI common stock on the record date of March 16, 2026. Documentation includes a copy of one of the following:

◆	your proxy card or voting instruction form;

◆	the Notice received by postal mail or e-mail; or

◆	an account statement or a brokerage statement reflecting your ownership.

9.	If I submit my proxy do I still need to attend and vote during the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2026 Annual Meeting unless you wish to change or revoke your vote. Whether or not you plan to participate in the live webcast of the 2026 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in this Proxy Statement.

10.	If I submit my proxy in advance, may I still attend the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2026 Annual Meeting unless you wish to change or revoke your vote, but you are still invited to attend the meeting if you choose. Stockholders of record and beneficial holders who wish to attend the 2026 Annual Meeting should follow the directions provided above under “How can I attend and vote at the 2026 Annual Meeting?”

11.	How many votes can be cast by all stockholders?

Each share of ATI common stock is entitled to one vote for each director nominee and one vote for each other matter considered at the meeting. There is no cumulative voting. We had 136,462,390 shares of common stock outstanding and entitled to vote on the record date.

12.	How many votes must be present to hold the Annual Meeting?

A majority of the shares entitled to vote as of the record date must be present as part of the virtual meeting or by proxy in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you properly cast your vote in person, electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

13.	What shares are included on the proxy or voting instruction card?

The shares indicated on your proxy or voting instruction card represent those shares registered directly in your name and shares held in the Company’s savings or retirement plans. If you do not cast your vote, your shares (except those held in the Company’s savings or retirement plans) will not be voted. See question 15 for an explanation of the voting procedures for shares in the Company’s savings or retirement plans.

14.	What does it mean if I receive more than one proxy or voting instruction card?

If your shares are registered differently and are in more than one account, then you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive (or vote by telephone or the Internet all of the shares on each of the proxy or voting instruction cards you receive) so that all of your shares are voted.

15.	How are shares that I hold in a company savings or retirement plan voted?

If you hold ATI common stock in one of the Company’s savings or retirement plans, then you may tell the plan trustee how to vote the shares allocated to your account. You may either sign and return the voting instruction card provided by the plan trustee or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.

The deadline for voting the shares you hold in the Company’s savings or retirement plans by telephone or the Internet is 11:59 p.m. Eastern Time on May 12, 2026.

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16.	Is my vote confidential?

ATI maintains a policy of keeping stockholder votes confidential.

17.	How many votes are required to elect the directors and pass the other proposals?

Proposal 1: Election of Directors

While directors are elected by a plurality of votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you do not give authority to vote with respect to the election of some or all of the nominees, your shares will be considered broker non-votes and will not be voted with respect to the applicable nominees. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

Full details of our director resignation policy are stated in our Bylaws, which are available on our website at ATImaterials.com.

Proposal 2: Advisory vote to approve the 2025 compensation of our named executive officers	Proposal 2 will be approved if it receives the affirmative vote of at least a majority of the shares of ATI common stock represented at the Annual Meeting and entitled to vote on the matter, but is advisory, which means the result of the vote is non-binding. Although non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation. Abstentions and broker non-votes are not counted as votes for this proposal and will have no effect.
Proposal 3: Ratify Ernst & Young as our independent auditor for 2026	Proposal 3 will be approved if it receives the affirmative vote of at least a majority of the shares of ATI common stock represented at the Annual Meeting and entitled to vote on the matter. Brokers are entitled to vote on Proposal 3 as a routine matter and, if your shares are represented at the Annual Meeting but you abstain from voting on Proposal 3, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

18.	What if I don’t give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or if you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

◆	in accordance with the recommendations of the Board on all matters presented in this Proxy Statement; and

◆	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on each particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. If you do not provide voting instructions to your broker, the broker could vote your shares in its discretion with respect to the proposal to ratify the selection of Ernst & Young as our independent auditors for 2026 (Proposal 3) because that is deemed to be a routine matter. For all other matters, if you do not provide instructions, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be counted for purposes of determining a quorum, but are not counted for purposes of determining the number of votes cast with respect to a particular proposal and are not considered to be shares entitled to vote on non-routine matters. Thus, a broker non-vote will not affect the outcome of the vote on Proposals 1 and 2. We encourage you to provide instructions to your broker regarding the voting of your shares.

19.	How do I revoke or change my vote?

You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

◆	notifying the Corporate Secretary at ATI’s executive office;

◆	transmitting a proxy dated later than your prior proxy, either by mail, telephone or Internet; or

86	ATI 2026 Proxy Statement	Annual Meeting Information 2026 Annual Meeting of Stockholders — Questions and Answers

◆	attending the meeting and voting in person or by proxy (except for shares held in “street name” through a broker, bank or other nominee, or in the Company’s savings or retirement plans).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

20.	Can I receive the Notice or other proxy materials over the internet?

Stockholders can elect to view future ATI notices and proxy materials over the Internet instead of receiving paper copies in the mail. This saves us the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you.

◆	If you are a stockholder of record and you choose to vote over the Internet, you can choose to receive future materials electronically by following the prompt on the internet voting page.

◆

If you hold your Company stock in street name (such as through a broker, bank or other nominee account), check the information provided by your nominee for instructions on how to elect to view future notices and other materials over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions electronically that contain the Internet address for those materials, as well as voting instructions, approximately six weeks before future meetings, even in cases in which we otherwise mail full printed sets of our proxy materials.

If you enroll to view ATI’s future annual reports and proxy statements electronically and vote over the Internet, then your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, stockholders of record should access computershare.com/investor and follow the instructions to cancel enrollment. You should retain the control number appearing on your enclosed proxy or voting instruction card. If you hold your Company stock in “street name,” check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to the Corporate Secretary, ATI Inc., 2021 McKinney Avenue, Dallas, Texas 75201.

21.	Why did we only get one set of materials when there are two stockholders in my household?

We participate in an SEC-approved practice called “householding” that allows us to deliver only one Notice or set of proxy materials to stockholders of record who share the same address and last name unless we have received contrary instructions from one of you. Householding reduces our printing and mailing costs and our effect on the environment. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.

If you would like to receive a printed copy of the Annual Report or Proxy Statement, or if you are a stockholder eligible for householding and would like to participate in householding, please send a request addressed to ATI’s Corporate Secretary at 2021 McKinney Avenue, Dallas, Texas 75201, or call (412) 394-2800. Many brokerage firms have instituted householding. If you hold your shares in “street name”, please contact your bank, broker or other holder of record to request information about householding.

Annual Meeting Information 2026 Annual Meeting of Stockholders — Questions and Answers	ATI 2026 Proxy Statement	87

2027 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy relating to the 2027 Annual Meeting of Stockholders must be received no later than November 24, 2026. Stockholder proposals should be sent to the Corporate Secretary, ATI Inc., 2021 McKinney Avenue, Dallas, Texas 75201.

If you wish to submit director nominations or other business to be properly brought before an annual meeting, you must give timely notice of your intent to submit a proposal in writing to the Corporate Secretary. For such notices to be timely, notice must be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year’s annual meeting. This means that, for our 2027 Annual Meeting of Stockholders, we must receive any such notice between February 13, 2027, and February 28, 2027. The notice must contain certain information specified in the Company’s Certificate of Incorporation and Bylaws.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Committee will evaluate stockholder-recommended candidates on the same basis as other candidates. Stockholder recommendations should be sent to the Corporate Secretary at the address above, who will forward the information to the Committee.

Stockholders may obtain copies of our Certificate of Incorporation and Bylaws by writing to the Corporate Secretary at the address set forth above. Copies of our Certificate of Incorporation and Bylaws have been filed with the SEC and can be viewed on our website, ATImaterials.com at “About ATI—Corporate Governance.”

OTHER BUSINESS AND INFORMATION

The Company knows of no business to be presented for consideration at the meeting other than the proposals indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote on such matters at their discretion.

Annual Report on Form 10-K

Copies of ATI’s Annual Report on Form 10-K, without Exhibits, can be obtained free of charge by written request to the Corporate Secretary, ATI Inc., 2021 McKinney Avenue, Dallas, Texas 75201 or by calling (412) 394-2800.

Proxy Solicitation

This solicitation is being made on behalf of our Board of Directors. We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

ATI has engaged Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 to help solicit proxies from brokers, banks and other nominee holders of ATI common stock at a cost of $11,000 plus expenses. Our employees also may solicit proxies for no additional compensation.

On behalf of the Board of Directors:

Amanda J. Skov

Corporate Secretary

Dated: March 24, 2026

Our values.
Integrity
We do the right things the right way; it’s the
cornerstone of our relationship with every stakeholder.
Safety & Sustainability
We are committed to a Zero Injury Culture, protecting
our people and the planet through our products and the
way we operate.
Accountability
We do what we say we are going to do. We set a
standard for excellence and hold ourselves and our team
accountable for our actions, results and delivering value
for our customers.
Teamwork & Respect
We seek and celebrate diverse views, capabilities and
experiences to power our collaborative work environment.
Innovation
We embrace change and unique perspectives to create
sustainable value, acting with urgency and taking
calculated risks to learn and continuously improve.
ATImaterials.com
ATI and Starburst logo are registered trademarks of ATI Properties, LLC | © 2026 ATI.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Central Time, on May 11, 2026. Online Go to www.envisionreports.com/ati or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ati T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. A 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Kimberly A. Fields 02 - Elizabeth H. Lund 03 - David J. Morehouse 2. Advisory vote to approve the compensation of our named executive officers B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. For Against Abstain For Against Abstain 3. Ratification of the election of Ernst & Young LLP as our independent auditors for 2026 Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 04945A

The ATI Retirement Plan The ATI 401(k) Savings Plan As a Plan participant, you have the right to direct Empower how to vote the shares of ATI Inc. Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements. You may vote by telephone, Internet or by completing, signing and returning voting instructions herein by mail. A postage-paid return envelope is enclosed. The Trustee must receive your voting instructions by 11:59 p.m., Central Time, on May 11, 2026. If the Trustee does not receive your instructions by such date, the Trustee shall vote your shares as the Plan Administrator directs. You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-Plan shares must be voted separately from your Plan shares. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2025 Annual Report to Stockholders are available at: www.envisionreports.com/ati The 2026 Annual Meeting of Stockholders of ATI Inc. will be held on Thursday, May 14, 2026 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MSSZRJ5. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Voting Instruction Card for 2026 Annual Meeting ATI Inc. Solicited on Behalf of the Board of Directors of ATI Inc. The undersigned hereby directs Empower to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of ATI Inc. on May 14, 2026 and any adjournments or postponements thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting. PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you wish to use this card to vote your shares, please vote, date and sign on the reverse side. C Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold 01 - Kimberly A. Fields 02 - Elizabeth H. Lund 03 - David J. Morehouse 2. Advisory vote to approve the compensation of our named executive officers For Against Abstain For Against Abstain 3. Ratification of the election of Ernst & Young LLP as our independent auditors for 2026 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 04943A

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — ATI Inc.Proxy for 2026 Annual Meeting Solicited on Behalf of the Board of Directors of ATI Inc. The undersigned hereby appoints Vaishali S. Bhatia, James Robert Foster and Amanda J. Skov, or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 14, 2026, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting. STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters. If you wish to use this card to vote your shares, please vote, date and sign on the reverse side. (Continued and to be marked, dated and signed, on the other side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/ati or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ati Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Kimberly A. Fields 02 - Elizabeth H. Lund 03 - David J. Morehouse 2. Advisory vote to approve the compensation of our named executive officers For Against Abstain 3. Ratification of the election of Ernst & Young LLP as our independent auditors for 2026 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 04942A

2026 Annual Meeting of ATI Inc. Stockholders Thursday, May 14, 2026 11:30 a.m. Central Time Dear Stockholder, Available on the Internet at http://www.envisionreports.com/ati are materials relating to the ATI Inc. 2026 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (below) by mail in the enclosed postage-paid envelope. Amanda J. Skov Corporate Secretary Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2025 Annual Report to Stockholders are available at: www.envisionreports.com/ati The 2026 Annual Meeting of Stockholders of ATI Inc. will be held on Thursday, May 14, 2026 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MSSZRJ5. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — ATI Inc. Proxy for 2026 Annual Meeting Solicited on Behalf of the Board of Directors of ATI Inc. The undersigned hereby appoints Vaishali S. Bhatia, James Robert Foster and Amanda J. Skov, or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 14, 2026, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting. STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters. If you wish to use this card to vote your shares, please vote, date and sign on the reverse side. (Continued and to be marked, dated and signed, on the other side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.